EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended June 30, 2014

INDEX

Page
Investor Information	2
2014 Business Developments	3 - 4
Common Shares Data	5
Financial Highlights	6
Funds From Operations	7 - 8
Funds Available for Distribution	9
Net Income / EBITDA (Consolidated and by Segment)	10 - 15
EBITDA by Segment and Region	16
Consolidated Balance Sheets	17
Capital Structure	18
Debt Analysis	19 - 21
Unconsolidated Joint Ventures	22 - 24
Square Footage	25
Top 30 Tenants	26
Lease Expirations	27 - 29
Leasing Activity	30 - 31
Occupancy, Same Store EBITDA and Residential Statistics	32
Capital Expenditures	33 - 37
Development Costs and Construction in Progress	38
Property Table	39 - 56

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2013.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, as amended, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Key Employees:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	Executive Vice President - Co-Head of Acquisitions and Capital Markets
David R. Greenbaum	President - New York Division
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Robert Minutoli	Executive Vice President - Retail Division
Mitchell N. Schear	President - Vornado / Charles E. Smith Washington, DC Division
Wendy Silverstein	Executive Vice President - Co-Head of Acquisitions and Capital Markets
Stephen W. Theriot	Chief Financial Officer

RESEARCH COVERAGE - EQUITY

James Feldman / Stephen Sihelnik	Brad K. Burke	Vance H. Edelson
Bank of America / Merrill Lynch	Goldman Sachs	Morgan Stanley
646-855-5808 / 646-855-1829	917-343-2082	212-761-0078

Ross Smotrich / Charles Croson	Michael Knott / John Bejjani	Alexander Goldfarb / Andrew Schaffer
Barclays Capital	Green Street Advisors, Inc.	Sandler O'Neill & Partners
212-526-2306 / 212-526-7146	949-640-8780 / 949-640-8780	212-466-7937 / 212-466-8062

Michael Bilerman / Emmanuel Korchman	Steve Sakwa / Gabriel Hilmoe	John W. Guinee / Erin T. Aslakson
Citigroup Global Markets	ISI Group	Stifel Nicolaus & Company
212-816-1383 / 212-816-1382	212-446-9462 / 212-446-9459	443-224-1307 / 443-224-1350

Vincent Chao / Venkat Kommineni	Anthony Paolone	Ross T. Nussbaum / Nick Yulico
Deutsche Bank	JP Morgan	UBS
212-250-6799 / 212-250-6090	212-622-6682	212-713-2484 / 212-713-3402

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines / Craig Guttenplan	Thierry Perrein
Bank of America / Merrill Lynch	Credit Sights	Wells Fargo Securities
646-855-8078	212-340-3835 / 212-340-3859	704-715-8455

Danish Agboatwala	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-2573	212-902-7885

Thomas Cook	Mark Streeter
Citigroup Global Markets	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2014 BUSINESS DEVELOPMENTS

Retail Spin-off

On April 11, 2014, we announced a plan to spin off our shopping center business, consisting of 80 strip centers, four malls and a warehouse park adjacent to our East Hanover strip center, into a new publicly traded REIT (“SpinCo”).  The spin-off is expected to be effectuated through a pro rata distribution of SpinCo’s shares to Vornado common shareholders and Vornado Realty L.P. common unitholders, and is intended to be treated as tax-free for U.S. federal income tax purposes.  On June 26, 2014, SpinCo filed its initial registration statement on Form 10 with the Securities and Exchange Commission (“SEC”).  We expect the spin-off to be completed by the end of 2014, subject to certain conditions, including the SEC declaring SpinCo’s registration statement effective, filing and approval of SpinCo’s listing application with the NYSE, receipt of third party consents, and formal approval and declaration of the distribution by Vornado’s Board of Trustees.  Vornado may, at any time and for any reason until the proposed transaction is complete, abandon the separation or modify or change its terms.  Vornado will retain, for disposition in the near term, 22 small retail assets which do not fit SpinCo’s strategy, and the Springfield Town Center, which is under contract for disposition.

Acquisitions

Since January 1, 2014, we have completed the following acquisitions:

•         On June 26, 2014, we invested an additional $22,700,000 to increase our ownership in One Park Avenue to 55.0% from 46.5% through a joint venture with an institutional investor, who increased his ownership interest to 45.0%.  The transaction was based on a property value of $560,000,000. The property is encumbered by a $250,000,000 interest-only mortgage loan that bears interest at 4.995% and matures in March 2016.

•         On July 9, 2014, we entered into an agreement, in partnership with Crown Acquisitions (“Crown”), to acquire the retail condominium of the St. Regis Hotel and the adjacent retail townhouse, for approximately $700,000,000. The property has 100 feet of frontage on Fifth Avenue on the Southeast corner of 55th Street.  We will own between 67% and 80% of the venture, with Crown owning the balance. The final ownership percentages will be based on the amount of debt financing put on the property and Crown’s short-term option to invest additional capital. The purchase is expected to close in the fourth quarter of 2014, subject to customary closing conditions.

•         On July 23, 2014, a joint venture in which we are a 50% partner entered into a 99-year ground lease for 61 Ninth Avenue located on the Southwest corner of Ninth Avenue and 15th Street in Manhattan.  The venture’s current plans are to construct an office and retail building of approximately 130,000 square feet.  Total development costs are currently estimated to be approximately $125,000,000.

•         On August 1, 2014, we acquired the land under our 715 Lexington Avenue retail property located on the Southeast corner of 58th Street and Lexington Avenue in Manhattan, for $63,000,000.

2014 BUSINESS DEVELOPMENTS

Dispositions

Since January 1, 2014, we have sold or entered into agreements to sell the following:

•         On February 24, 2014, we completed the sale of Broadway Mall in Hicksville, Long Island, New York for $94,000,000.  The sale resulted in net proceeds of $92,174,000 after closing costs.

•         On July 8, 2014, we completed the sale of Beverly Connection, a 335,000 square foot power shopping center in Los Angeles, California, for $260,000,000, of which $239,000,000 was cash and $21,000,000 was 10-year mezzanine seller financing. The sale resulted in a net gain of approximately $44,000,000, which will be recognized in the third quarter of 2014.

•         On March 2, 2014, we entered into an agreement to transfer upon completion, the redeveloped Springfield Town Center, a 1,350,000 square foot mall located in Springfield, Fairfax County, Virginia, to Pennsylvania Real Estate Investment Trust (NYSE: PEI) (“PREIT”) in exchange for $465,000,000 comprised of $340,000,000 of cash and $125,000,000 of PREIT operating partnership units.  The redevelopment is expected to be completed in the fourth quarter of 2014 and the closing will be no later than March 31, 2015.

Financing Activities

Since January 1, 2014, we have executed the following capital market transactions:

•         On January 31, 2014, we completed a $600,000,000 loan secured by our 220 Central Park South development site.  The loan bears interest at LIBOR plus 2.75% (2.90% at June 30, 2014) and matures in January 2016, with three one-year extension options.

•         On April 16, 2014, we completed a $350,000,000 refinancing of 909 Third Avenue, a 1.3 million square foot Manhattan office building.  The seven-year interest only loan bears interest at 3.91% and matures in May 2021.  We realized net proceeds of approximately $145,000,000 after defeasing the existing 5.64%, $193,000,000 mortgage, defeasance cost and other closing costs.

•         On June 16, 2014, we completed a green bond public offering of $450,000,000 2.50% senior unsecured notes due June 30, 2019.  The notes were sold at 99.619% of their face amount to yield 2.581%.

•         On July 16, 2014, we completed a $130,000,000 financing of Las Catalinas, a 494,000 square foot mall located in Caguas, Puerto Rico, in the San Juan area. The 10-year fixed rate loan bears interest at 4.43% and amortizes based on a 30-year schedule beginning in year six.

Vornado Capital Partners Real Estate Fund (the “Fund”)

•         On June 26, 2014, the Fund sold its 64.7% interest in One Park Avenue to a newly formed joint venture that we and an institutional investor own 55% and 45%, respectively.  This transaction was based on a property value of $560,000,000.  From the inception of this investment through its disposition, the Fund realized a $75,069,000 net gain.

•         On June 24, 2014, the Fund and its 50% joint venture partner entered into an agreement to sell Georgetown Park, a 305,000 square foot retail property, for $272,500,000.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013

High Price		$109.01	$100.02	$91.91	$89.35
Low Price		$96.93	$87.82	$82.73	$79.56
Closing Price - end of quarter		$106.73	$98.56	$88.79	$84.06

Annualized Dividend per share		$2.92	$2.92	$2.92	$2.92

Annualized Dividend Yield - on Closing Price		2.7%	3.0%	3.3%	3.5%

Outstanding shares, Class A units and convertible preferred units
as converted, excluding stock options (in thousands)		199,652	199,583	199,245	199,051

Closing market value of outstanding shares, Class A units and
convertible preferred units as converted, excluding stock options		$21.3 Billion	$19.7 Billion	$17.7 Billion	$16.7 Billion

TIMING

Quarterly financial results and related earnings conference calls for the remainder of 2014 are expected to occur as follows:

Filing Date		Earnings Call

Third Quarter 2014	Monday, November 3, 2014	Tuesday, November 4, 2014 10AM ET

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), FFO as adjusted for comparability, and Funds Available for Distribution ("FAD"). A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2014	2013	2014	2014	2013
Total revenues	$666,606	$671,216	$660,618	$1,327,224	$1,389,929

Net income attributable to common shareholders	$76,642	$145,926	$62,349	$138,991	$377,916
Per common share:
Basic	$0.41	$0.78	$0.33	$0.74	$2.02
Diluted	$0.41	$0.78	$0.33	$0.74	$2.01

FFO as adjusted for comparability	$271,574	$239,304	$226,882	$498,629	$450,917
Per diluted share	$1.44	$1.27	$1.20	$2.65	$2.40

FFO	$216,547	$235,348	$247,079	$463,626	$437,168
FFO - Operating Partnership Basis ("OP Basis")	$229,933	$249,900	$262,431	$492,352	$464,228
Per diluted share	$1.15	$1.25	$1.31	$2.46	$2.33

FAD	$195,667	$164,560	$151,619	$347,677	$310,441
Per diluted share	$1.04	$0.88	$0.81	$1.84	$1.65

Dividends per common share	$0.73	$0.73	$0.73	$1.46	$1.46

FFO payout ratio (based on FFO as adjusted for comparability)	50.7%	57.5%	60.8%	55.1%	60.8%
FAD payout ratio	70.2%	83.0%	90.1%	79.3%	88.5%

Weighted average shares used in determining FFO per diluted share - REIT basis	188,659	187,720	188,287	188,475	187,627
Convertible units:
Class A	10,705	10,639	10,611	10,658	10,624
D-13	453	557	498	478	565
G1-G4	80	105	87	81	106
Equity awards - unit equivalents	424	306	503	461	319
Weighted average shares used in determining FFO per diluted share - OP Basis	200,321	199,327	199,986	200,153	199,241

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2014	2013	2014	2014	2013
Reconciliation of our net income to FFO:
Net income attributable to Vornado	$97,008	$158,194	$82,717	$179,725	$421,116
Depreciation and amortization of real property	121,402	126,728	142,569	263,971	259,241
Net gains on sale of real estate	-	(65,665)	-	-	(267,994)
Real estate impairment losses	-	2,493	20,842	20,842	4,007
Proportionate share of adjustments to equity in net income of
Toys, to arrive at FFO:
Depreciation and amortization of real property	8,814	17,480	11,415	20,229	36,805
Real estate impairment losses	-	620	-	-	4,270
Income tax effect of above adjustments	(3,085)	(6,326)	(3,995)	(7,080)	(14,376)
Proportionate share of adjustments to equity in net income of partially owned entities, excluding Toys, to arrive at FFO:
Depreciation and amortization of real property	21,312	19,486	25,271	46,583	41,316
Net gains on sale of real estate	-	-	-	-	(465)
Noncontrolling interests' share of above adjustments	(8,561)	(5,421)	(11,399)	(19,960)	(3,607)
FFO	236,890	247,589	267,420	504,310	480,313
Preferred share dividends	(20,366)	(20,368)	(20,368)	(40,734)	(42,070)
Preferred unit and share redemptions	-	8,100	-	-	(1,130)
FFO attributable to common shareholders	216,524	235,321	247,052	463,576	437,113
Convertible preferred share dividends	23	27	27	50	55
FFO attributable to common shareholders plus assumed conversions	216,547	235,348	247,079	463,626	437,168
Add back of income allocated to noncontrolling interests of the
Operating Partnership	13,386	14,552	15,352	28,726	27,060
FFO - OP Basis (1)	$229,933	$249,900	$262,431	$492,352	$464,228
FFO per diluted share (1)	$1.15	$1.25	$1.31	$2.46	$2.33

(1) FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gain from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets, extraordinary items and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flows as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF FFO TO FFO AS ADJUSTED FOR COMPARABILITY
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Six Months Ended
		June 30,		March 31,	June 30,
		2014	2013	2014	2014	2013
FFO attributable to common shareholders plus assumed
conversions	(A)	$216,547	$235,348	$247,079	$463,626	$437,168
Per diluted share		$1.15	$1.25	$1.31	$2.46	$2.33
Items that affect comparability income (expense):
Toys (Negative FFO) FFO (including impairment losses of $75,196,and $78,542
	in the six months ended June 30, 2014 and 2013, respectively)	(51,862)	(25,088)	9,267	(42,595)	(8,404)
Defeasance cost in connection with the refinancing of 909 Third Avenue		(5,589)	-	-	(5,589)	-
Acquisition and transaction related costs		(4,083)	(3,350)	(1,784)	(5,867)	(3,951)
FFO from discontinued operations, including LNR in the six months ended
June 30, 2013		2,200	7,556	4,139	6,339	35,507
Net gain on sale of residential condominiums, and a land parcel in
the six months ended June 30, 2014		905	1,005	9,635	10,540	1,005
Income from the mark-to-market and losses from impairment and disposition
of investment in J.C. Penney		-	9,065	-	-	(89,762)
Preferred unit and share redemptions		-	8,100	-	-	(1,130)
The Mart reduction-in-force and severance costs		-	(1,542)	-	-	(4,154)
Stop & Shop litigation settlement income		-	-	-	-	59,599
Other, net		-	53	-	-	(3,310)
		(58,429)	(4,201)	21,257	(37,172)	(14,600)
Noncontrolling interests' share of above adjustments		3,402	245	(1,060)	2,169	851
Items that affect comparability, net	(B)	$(55,027)	$(3,956)	$20,197	$(35,003)	$(13,749)
Per diluted share		$(0.29)	$(0.02)	$0.11	$(0.19)	$(0.07)

FFO attributable to common shareholders plus assumed conversions,
as adjusted for comparability	(A-B)	$271,574	$239,304	$226,882	$498,629	$450,917
Per diluted share		$1.44	$1.27	$1.20	$2.65	$2.40

RECONCILIATION OF FFO TO FAD (1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Six Months Ended
		June 30,		March 31,	June 30,
		2014	2013	2014	2014	2013

FFO attributable to common shareholders plus assumed conversions	(A)	$216,547	$235,348	$247,079	$463,626	$437,168

Adjustments to arrive at FAD:
Items that affect comparability per page 8, excluding FFO attributable to
discontinued operations		(60,629)	(11,757)	17,118	(43,511)	(50,107)
Recurring tenant improvements, leasing commissions and other capital expenditures		55,921	61,301	72,500	128,421	136,613
Straight-line rentals		20,105	13,401	13,058	33,163	31,102
Carried interest and our share of net unrealized gains from Real Estate Fund		17,372	18,468	4,873	22,245	23,484
Amortization of acquired below-market leases, net		9,624	9,898	10,824	20,448	24,454
Stock-based compensation expense		(9,051)	(9,129)	(11,024)	(20,075)	(16,595)
Amortization of debt issuance costs		(8,127)	(4,753)	(4,812)	(12,939)	(10,132)
Non real estate depreciation		(3,044)	(2,264)	(1,575)	(4,619)	(4,248)
Noncontrolling interests' share of above adjustments		(1,291)	(4,377)	(5,502)	(7,184)	(7,844)
	(B)	20,880	70,788	95,460	115,949	126,727

FAD(1)	(A-B)	$195,667	$164,560	$151,619	$347,677	$310,441

FAD per diluted share		$1.04	$0.88	$0.81	$1.84	$1.65
FAD payout ratio (2)		70.2%	83.0%	90.1%	79.3%	88.5%

(1) FAD is defined as FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2) FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	June 30,			March 31,
	2014	2013	Inc (Dec)	2014
Property rentals	$509,539	$509,673	$(134)	$503,360
Straight-line rent adjustments	20,105	13,401	6,704	13,058
Amortization of acquired below-market leases, net	10,480	11,000	(520)	11,682
Total rentals	540,124	534,074	6,050	528,100
Tenant expense reimbursements	76,202	72,291	3,911	86,590
Cleveland Medical Mart development project	-	16,990	(16,990)	-
Fee and other income:
BMS cleaning fees	22,195	16,509	5,686	18,956
Signage revenue	8,873	8,347	526	9,318
Management and leasing fees	6,151	6,431	(280)	6,214
Lease termination fees	4,545	7,041	(2,496)	3,793
Other income	8,516	9,533	(1,017)	7,647
Total revenues	666,606	671,216	(4,610)	660,618
Operating expenses	261,453	259,168	2,285	273,391
Depreciation and amortization	129,025	133,180	(4,155)	147,651
General and administrative	44,568	50,305	(5,737)	52,158
Cleveland Medical Mart development project	-	15,151	(15,151)	-
Impairment losses, acquisition and transaction related costs	4,083	3,350	733	21,784
Total expenses	439,129	461,154	(22,025)	494,984
Operating income	227,477	210,062	17,415	165,634
(Loss) income applicable to Toys	(57,591)	(36,861)	(20,730)	1,847
Income from partially owned entities	3,849	1,472	2,377	132
Income from Real Estate Fund	100,110	34,470	65,640	18,148
Interest and other investment income, net	9,435	26,415	(16,980)	11,893
Interest and debt expense	(117,051)	(120,657)	3,606	(109,442)
Net gain on disposition of wholly owned and partially owned assets	905	1,005	(100)	9,635
Income before income taxes	167,134	115,906	51,228	97,847
Income tax expense	(3,599)	(2,877)	(722)	(1,582)
Income from continuing operations	163,535	113,029	50,506	96,265
Income from discontinued operations	2,152	69,292	(67,140)	1,891
Net income	165,687	182,321	(16,634)	98,156
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(63,975)	(14,930)	(49,045)	(11,579)
Operating Partnership	(4,691)	(8,849)	4,158	(3,848)
Preferred unit distributions of the Operating Partnership	(13)	(348)	335	(12)
Net income attributable to Vornado	97,008	158,194	(61,186)	82,717
Interest and debt expense	179,520	179,461	59	170,952
Depreciation and amortization	173,443	182,131	(8,688)	196,339
Income tax (benefit) expense	(574)	(22,366)	21,792	19,831
EBITDA	$449,397	$497,420	$(48,023)	$469,839

Capitalized leasing and development payroll	$5,362	$3,312	$2,050	$4,486
Capitalized interest	$16,560	$9,232	$7,328	$13,622

(1) EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization." Management considers EBITDA a supplemental non-GAAP financial measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

CONSOLIDATED NET INCOME / EBITDA
(unaudited and in thousands)
	Six Months Ended June 30,
	2014	2013	Inc (Dec)
Property rentals	$1,012,899	$1,009,588	$3,311
Straight-line rent adjustments	33,163	31,102	2,061
Amortization of acquired below-market leases, net	22,162	27,177	(5,015)
Total rentals	1,068,224	1,067,867	357
Tenant expense reimbursements	162,792	148,255	14,537
Cleveland Medical Mart development project	-	29,133	(29,133)
Fee and other income:
BMS cleaning fees	41,151	33,173	7,978
Signage revenue	18,191	14,828	3,363
Management and leasing fees	12,365	11,684	681
Lease termination fees	8,338	67,009	(58,671)
Other income	16,163	17,980	(1,817)
Total revenues	1,327,224	1,389,929	(62,705)
Operating expenses	534,844	524,915	9,929
Depreciation and amortization	276,676	272,497	4,179
General and administrative	96,726	101,685	(4,959)
Cleveland Medical Mart development project	-	26,525	(26,525)
Impairment losses, acquisition and transaction related costs	25,867	3,951	21,916
Total expenses	934,113	929,573	4,540
Operating income	393,111	460,356	(67,245)
Loss applicable to Toys	(55,744)	(35,102)	(20,642)
Income from partially owned entities	3,981	22,238	(18,257)
Income from Real Estate Fund	118,258	51,034	67,224
Interest and other investment income (loss), net	21,328	(22,660)	43,988
Interest and debt expense	(226,493)	(241,003)	14,510
Net gain (loss) on disposition of wholly owned and partially owned assets	10,540	(35,719)	46,259
Income before income taxes	264,981	199,144	65,837
Income tax expense	(5,181)	(3,950)	(1,231)
Income from continuing operations	259,800	195,194	64,606
Income from discontinued operations	4,043	276,054	(272,011)
Net income	263,843	471,248	(207,405)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(75,554)	(26,216)	(49,338)
Operating Partnership	(8,539)	(22,782)	14,243
Preferred unit distributions of the Operating Partnership	(25)	(1,134)	1,109
Net income attributable to Vornado	179,725	421,116	(241,391)
Interest and debt expense	350,472	368,241	(17,769)
Depreciation and amortization	369,782	376,316	(6,534)
Income tax expense	19,257	38,393	(19,136)
EBITDA	$919,236	$1,204,066	$(284,830)

Capitalized leasing and development payroll	$9,848	$7,562	$2,286
Capitalized interest	$30,182	$17,492	$12,690

EBITDA BY SEGMENT
(unaudited and in thousands)

	Three Months Ended June 30, 2014
						Retail
	Total	New York		Washington, DC		Properties		Toys	Other
Property rentals	$509,539	$284,255		$111,072		$59,409		$-	$54,803
Straight-line rent adjustments	20,105	11,329		2,301		329		-	6,146
Amortization of acquired below-market leases, net	10,480	6,877		456		2,089		-	1,058
Total rentals	540,124	302,461		113,829		61,827		-	62,007
Tenant expense reimbursements	76,202	40,777		9,993		20,306		-	5,126
Fee and other income:
BMS cleaning fees	22,195	26,924		-		-		-	(4,729)
Signage revenue	8,873	8,873		-		-		-	-
Management and leasing fees	6,151	2,815		2,989		386		-	(39)
Lease termination fees	4,545	2,601		1,249		-		-	695
Other income	8,516	1,083		6,766		288		-	379
Total revenues	666,606	385,534		134,826		82,807		-	63,439
Operating expenses	261,453	160,740		49,034		29,010		-	22,669
Depreciation and amortization	129,025	63,426		31,746		14,933		-	18,920
General and administrative	44,568	6,646		6,572		4,110		-	27,240
Impairment losses, acquisition and transaction related costs	4,083	-		-		-		-	4,083
Total expenses	439,129	230,812		87,352		48,053		-	72,912
Operating income (loss)	227,477	154,722		47,474		34,754		-	(9,473)
Loss applicable to Toys	(57,591)	-		-		-		(57,591)	-
Income (loss) from partially owned entities	3,849	8,996		(2,248)		341		-	(3,240)
Income from Real Estate Fund	100,110	-		-		-		-	100,110
Interest and other investment income, net	9,435	1,645		42		8		-	7,740
Interest and debt expense	(117,051)	(49,070)		(18,660)		(9,292)		-	(40,029)
Net gain on disposition of wholly owned and
partially owned assets	905	-		-		-		-	905
Income (loss) before income taxes	167,134	116,293		26,608		25,811		(57,591)	56,013
Income tax expense	(3,599)	(1,226)		(115)		(319)		-	(1,939)
Income (loss) from continuing operations	163,535	115,067		26,493		25,492		(57,591)	54,074
Income (loss) from discontinued operations	2,152	-		-		2,154		-	(2)
Net income (loss)	165,687	115,067		26,493		27,646		(57,591)	54,072
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(63,975)	(3,108)		-		(21)		-	(60,846)
Operating Partnership	(4,691)	-		-		-		-	(4,691)
Preferred unit distributions of the Operating Partnership	(13)	-		-		-		-	(13)
Net income (loss) attributable to Vornado	97,008	111,959		26,493		27,625		(57,591)	(11,478)
Interest and debt expense	179,520	64,072		22,463		10,433		39,529	43,023
Depreciation and amortization	173,443	74,007		35,806		15,803		27,686	20,141
Income tax (benefit) expense	(574)	1,291		132		319		(4,435)	2,119
EBITDA for the three months ended June 30, 2014	$449,397	$251,329		$84,894		$54,180		$5,189	$53,805

EBITDA for the three months ended June 30, 2013	$497,420	$235,723		$84,778		$118,406		$9,054	$49,459

EBITDA as adjusted for comparability - OP basis:
For the three months ended June 30, 2014	$449,890	$251,329	(1)	$84,894	(2)	$51,978	(3)	$-	$61,689	(4)
For the three months ended June 30, 2013	$420,430	$233,117	(1)	$84,778	(2)	$49,330	(3)	$-	$53,205	(4)

See notes on pages 14 and 15.

EBITDA BY SEGMENT
(unaudited and in thousands)

	Six Months Ended June 30, 2014
						Retail
	Total	New York		Washington, DC		Properties		Toys	Other
Property rentals	$1,012,899	$557,141		$223,670		$118,683		$-	$113,405
Straight-line rent adjustments	33,163	19,010		1,255		811		-	12,087
Amortization of acquired below-market leases, net	22,162	14,669		936		4,190		-	2,367
Total rentals	1,068,224	590,820		225,861		123,684		-	127,859
Tenant expense reimbursements	162,792	85,796		21,528		46,552		-	8,916
Fee and other income:
BMS cleaning fees	41,151	50,882		-		-		-	(9,731)
Signage revenue	18,191	18,191		-		-		-	-
Management and leasing fees	12,365	5,876		6,015		772		-	(298)
Lease termination fees	8,338	3,419		3,745		216		-	958
Other income	16,163	1,832		12,955		388		-	988
Total revenues	1,327,224	756,816		270,104		171,612		-	128,692
Operating expenses	534,844	321,161		99,298		63,495		-	50,890
Depreciation and amortization	276,676	137,212		63,607		38,023		-	37,834
General and administrative	96,726	14,438		14,019		8,766		-	59,503
Impairment losses, acquisition and transaction related costs	25,867	-		-		20,000		-	5,867
Total expenses	934,113	472,811		176,924		130,284		-	154,094
Operating income (loss)	393,111	284,005		93,180		41,328		-	(25,402)
Loss applicable to Toys	(55,744)	-		-		-		(55,744)	-
Income (loss) from partially owned entities	3,981	10,562		(3,514)		879		-	(3,946)
Income from Real Estate Fund	118,258	-		-		-		-	118,258
Interest and other investment income, net	21,328	3,120		78		17		-	18,113
Interest and debt expense	(226,493)	(91,909)		(38,007)		(18,509)		-	(78,068)
Net gain on disposition of wholly owned and
partially owned assets	10,540	-		-		-		-	10,540
Income (loss) before income taxes	264,981	205,778		51,737		23,715		(55,744)	39,495
Income tax (expense) benefit	(5,181)	(2,195)		84		(1,050)		-	(2,020)
Income (loss) from continuing operations	259,800	203,583		51,821		22,665		(55,744)	37,475
Income from discontinued operations	4,043	-		-		3,868		-	175
Net income (loss)	263,843	203,583		51,821		26,533		(55,744)	37,650
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(75,554)	(4,513)		-		(38)		-	(71,003)
Operating Partnership	(8,539)	-		-		-		-	(8,539)
Preferred unit distributions of the Operating Partnership	(25)	-		-		-		-	(25)
Net income (loss) attributable to Vornado	179,725	199,070		51,821		26,495		(55,744)	(41,917)
Interest and debt expense	350,472	122,140		45,261		20,784		78,078	84,209
Depreciation and amortization	369,782	161,594		71,956		41,131		54,610	40,491
Income tax expense (benefit)	19,257	2,323		(57)		1,050		13,642	2,299
EBITDA for the six months ended June 30, 2014	$919,236	$485,127		$168,981		$89,460		$90,586	$85,082

EBITDA for the six months ended June 30, 2013	$1,204,066	$453,260		$171,022		$440,732		$151,015	$(11,963)

EBITDA as adjusted for comparability - OP basis:
For the six months ended June 30, 2014	$847,044	$485,127	(1)	$168,981	(2)	$104,138	(3)	$-	$88,798	(4)
For the six months ended June 30, 2013	$808,032	$448,220	(1)	$171,022	(2)	$100,064	(3)	$-	$88,726	(4)

See notes on the following pages.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended June 30,		Six Months Ended June 30,
		2014	2013	2014	2013
	Office	$162,833	$155,692	$320,712	$299,643
	Retail	67,947	57,118	134,142	117,411
	Alexander's	10,271	10,213	20,701	20,754
	Hotel Pennsylvania	10,278	10,094	9,572	10,412
	Total New York	$251,329	$233,117	$485,127	$448,220

(2)	The elements of "Washington, DC" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended June 30,		Six Months Ended June 30,
		2014	2013	2014	2013
	Office, excluding the Skyline Properties	$67,057	$66,136	$134,314	$133,243
	Skyline properties	7,073	7,543	13,572	15,705
	Total Office	74,130	73,679	147,886	148,948
	Residential	10,764	11,099	21,095	22,074
	Total Washington, DC	$84,894	$84,778	$168,981	$171,022

(3)	The elements of "Retail Properties" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended June 30,		Six Months Ended June 30,
		2014	2013	2014	2013
	Strip shopping centers	$37,781	$34,826	$76,216	$71,414
	Regional malls	14,197	14,504	27,922	28,650
	Total Retail properties	$51,978	$49,330	$104,138	$100,064

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(4)	The elements of "other" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended June 30,		Six Months Ended June 30,
		2014	2013	2014	2013
	Our share of Real Estate Fund:
	Income before net realized/unrealized gains	$2,191	$1,643	$4,617	$3,651
	Net realized gains on exited investments	18,767	-	18,767	-
	Previously recorded unrealized gains on exited investments	(8,841)	-	(5,597)	-
	Net unrealized gains on held investments	14,339	8,398	14,637	11,777
	Carried interest	11,874	10,070	13,205	11,707
	Total	38,330	20,111	45,629	27,135
	The Mart and trade shows	22,454	22,453	41,541	39,307
	555 California Street	11,506	11,022	23,572	21,651
	India real estate ventures	99	2,254	1,923	4,013
	Lexington(a)	-	-	-	2,770
	Other investments	4,290	5,487	9,032	13,392
		76,679	61,327	121,697	108,268
	Corporate general and administrative expenses(b)	(23,022)	(24,831)	(49,004)	(47,587)
	Investment income and other, net(b)	8,032	16,709	16,105	28,045
	Total Other	$61,689	$53,205	$88,798	$88,726

	(a)

In the first quarter of 2013, we began accounting for our investment in Lexington as a marketable equity security - available for sale. The 2013 amount represents our share of Lexington's 2012 fourth quarter earnings which was recorded on a one-quarter lag basis.

	(b)

The amounts in these captions (for this table only) exclude income / expense from the mark-to-market of our deferred compensation plan of $2,380 and $2,492 for the three months ended June 30, 2014 and 2013, respectively, and $6,780 and $5,938 for the six months ended June 30, 2014 and 2013, respectively.

EBITDA BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, by operating segment and by geographic region (excluding discontinued operations, other gains and losses that affect comparability and our Toys and Other Segments).

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Segment
New York	65%	64%	64%	62%
Washington, DC	22%	23%	22%	24%
Retail Properties	13%	13%	14%	14%
	100%	100%	100%	100%

Region
New York City metropolitan area	75%	74%	74%	73%
Washington, DC / Northern Virginia metropolitan area	23%	24%	23%	24%
Puerto Rico	1%	2%	2%	2%
Other geographies	1%	-	1%	1%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	June 30,	December 31,	(Decrease)
	2014	2013	Increase
ASSETS
Real estate, at cost:
Land	$4,051,053	$4,068,306	$(17,253)
Buildings and improvements	12,519,973	12,475,556	44,417
Development costs and construction in progress	1,550,084	1,353,121	196,963
Leasehold improvements and equipment	132,485	132,483	2
Total	18,253,595	18,029,466	224,129
Less accumulated depreciation and amortization	(3,527,372)	(3,381,457)	(145,915)
Real estate, net	14,726,223	14,648,009	78,214
Cash and cash equivalents	1,371,226	583,290	787,936
Restricted cash	160,353	262,440	(102,087)
Marketable securities	206,917	191,917	15,000
Tenant and other receivables, net	118,217	115,862	2,355
Investments in partially owned entities	1,267,370	1,166,443	100,927
Investment in Toys	26,309	83,224	(56,915)
Real Estate Fund investments	549,091	667,710	(118,619)
Mortgage and mezzanine loans receivable, net	17,417	170,972	(153,555)
Receivable arising from the straight-lining of rents, net	850,278	817,357	32,921
Deferred leasing and financing costs, net	467,455	411,927	55,528
Identified intangible assets, net	289,475	311,963	(22,488)
Assets related to discontinued operations	208,309	314,622	(106,313)
Other assets	478,139	351,488	126,651
Total assets	$20,736,779	$20,097,224	$639,555

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable	$8,988,843	$8,331,993	$656,850
Senior unsecured notes	1,791,814	1,350,855	440,959
Revolving credit facility debt	88,138	295,870	(207,732)
Accounts payable and accrued expenses	452,641	422,276	30,365
Deferred revenue	501,384	529,048	(27,664)
Deferred compensation plan	111,858	116,515	(4,657)
Liabilities related to discontinued operations	-	13,950	(13,950)
Other liabilities	382,789	438,353	(55,564)
Total liabilities	12,317,467	11,498,860	818,607
Redeemable noncontrolling interests	1,220,958	1,003,620	217,338
Vornado shareholders' equity	6,454,144	6,765,232	(311,088)
Noncontrolling interests in consolidated subsidiaries	744,210	829,512	(85,302)
Total liabilities, redeemable noncontrolling interests and equity	$20,736,779	$20,097,224	$639,555

CAPITAL STRUCTURE
(unaudited and in thousands, except per share amounts)

Debt:			June 30, 2014
Consolidated debt:
Mortgages payable			$8,988,843
Senior unsecured notes			1,791,814
$2.5 billion revolving credit facilities			88,138
			10,868,795
Pro rata share of non-consolidated debt:
Toys			1,699,853
All other partially owned entities			2,394,517
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)			(465,000)
Total debt			14,498,165

Perpetual Preferred:	Shares/Units	Par Value
5.00% Preferred Unit (D-16) (1 unit @ $1,000)			1,000
6.625% Series G Preferred Shares	8,000	25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
6.875% Series J Preferred Shares	9,850	25.00	246,250
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,317,250

		June 30, 2014
	Converted	Common
Equity:	Shares	Share Price
Common shares	187,665	$106.73	20,029,485
Class A units	10,657	106.73	1,137,422
Convertible share equivalents:
Equity awards - unit equivalents	773	106.73	82,502
D-13 preferred units	437	106.73	46,641
G1-G4 units	79	106.73	8,432
Series A preferred shares	41	106.73	4,376
			21,308,858
Total Market Capitalization			$37,124,273

DEBT ANALYSIS
(unaudited and in thousands)
			As of June 30, 2014
		Total		Variable			Fixed
			Weighted		Weighted			Weighted
			Average		Average			Average
		Amount	Interest Rate	Amount	Interest Rate		Amount	Interest Rate
Consolidated debt		$10,868,795	4.25%	$1,453,932	2.25%		$9,414,863	4.56%
Pro rata share of non-consolidated debt:
Toys		1,699,853	6.90%	1,017,031	5.81%		682,822	8.53%
All other		2,394,517	5.28%	303,673	1.75%		2,090,844	5.79%
Total		14,963,165	4.71%	2,774,636	3.50%		12,188,529	4.98%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)		(465,000)		-			(465,000)
Company's pro rata share of total debt		$14,498,165	4.73%	$2,774,636	3.50%		$11,723,529	5.02%

		Senior Unsecured Notes					Unencumbered EBITDA
		Due 2015	Due 2019	Due 2022	Due 2039			2Q 2014
Settlement Date		3/26/2010	6/16/2014	12/7/2011	9/30/2009			Annualized
Principal Amount		$ 500,000	$ 450,000	$ 400,000	$ 445,000		New York	$402,600
Issue Price		99.834%	99.619%	99.546%	100.000%		Washington, DC	187,764
Coupon		4.250%	2.500%	5.000%	7.875%		Retail Properties	68,940
Effective economic interest rate		4.287%	2.581%	5.057%	7.875%		Other	36,144
Ratings:							Total	$695,448
Moody's		Baa2	Baa2	Baa2	Baa2
S&P		BBB	BBB	BBB	BBB
Fitch		BBB	BBB	BBB	BBB
Maturity Date / Put Date		4/1/2015	6/30/2019	1/15/2022	10/1/2039	(1)

Debt Covenant Ratios: (2)	Senior Unsecured Notes						Revolving Credit Facilities
		Actual
	Required	Due 2015	Due 2019	Due 2022	Due 2039		Required	Actual
Total Outstanding Debt / Total Assets (3)	Less than 65%	42%	42%	42%	45%		Less than 60%	31%
Secured Debt / Total Assets	Less than 50%	35%	35%	35%	37%		Less than 50%	29%
Interest Coverage Ratio (Annualized Combined
EBITDA to Annualized Interest Expense)	Greater than 1.50	2.81	2.81	2.81	2.81			N/A
Fixed Charge Coverage		N/A	N/A	N/A	N/A		Greater than 1.40	2.51
Unencumbered Assets / Unsecured Debt	Greater than 150%	649%	649%	649%	633%			N/A
Unsecured Debt / Cap Value of Unencumbered Assets		N/A	N/A	N/A	N/A		Less than 60%	9%
Unencumbered Coverage Ratio		N/A	N/A	N/A	N/A		Greater than 1.50	7.19

(1)							These notes may be redeemed at our option in whole or in part beginning October 1, 2014, at a price equal to the principal amount plus accrued interest.

(2)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes and revolving credit facilities, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(3)							Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the revolving credit facilities.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2014	2015	2016	2017	2018	Thereafter	Total
2200 / 2300 Clarendon Boulevard	01/15	L+75	0.90%	$-	$38,213	$-	$-	$-	$-	$38,213
Senior unsecured notes due 2015	04/15		4.25%	-	499,876	-	-	-	-	499,876
River House Apartments	04/15		5.43%	-	195,546	-	-	-	-	195,546
888 Seventh Avenue	01/16		5.71%	-	-	318,554	-	-	-	318,554
510 5th Avenue	01/16		5.60%	-	-	30,470	-	-	-	30,470
770 Broadway	03/16		5.65%	-	-	353,000	-	-	-	353,000
Bowen Building	06/16		6.14%	-	-	115,022	-	-	-	115,022
1730 M and 1150 17th Street	06/16	L+125	1.40%	-	-	43,581	-	-	-	43,581
Montehiedra Town Center	07/16		6.04%	-	-	120,000	-	-	-	120,000
$1.25 Billion unsecured revolving credit facility	11/16	L+125	-	-	-	-	-	-	-	-
The Mart	12/16		5.57%	-	-	550,000	-	-	-	550,000
350 Park Avenue	01/17		3.75%	-	-	-	297,727	-	-	297,727
100 West 33rd Street - office and retail	03/17	L+150	1.65%	-	-	-	325,000	-	-	325,000
2011 Crystal Drive	08/17		7.30%	-	-	-	78,084	-	-	78,084
North Bergen (Tonnelle Avenue)	01/18		4.59%	-	-	-	-	75,000	-	75,000
220 20th Street	02/18		4.61%	-	-	-	-	72,025	-	72,025
Two Penn Plaza	03/18		5.13%	-	-	-	-	423,949	-	423,949
River House Apartments	04/18	L+153	1.68%	-	-	-	-	64,000	-	64,000
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	-	-	-	80,000	-	80,000
$1.25 Billion unsecured revolving credit facility	06/18	L+115	1.30%	-	-	-	-	88,138	-	88,138
220 Central Park South	01/19	L+275	2.90%	-	-	-	-	-	600,000	600,000
Senior unsecured notes due 2019	06/19		2.50%	-	-	-	-	-	448,285	448,285
435 Seventh Avenue - retail	08/19	L+225	2.40%	-	-	-	-	-	98,000	98,000
4 Union Square South - retail	11/19	L+215	2.30%	-	-	-	-	-	120,000	120,000
Cross-collateralized mortgages on 40
strip shopping centers	09/20	(2)	4.09%	-	-	-	-	-	613,914	613,914
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	-	450,000	450,000
Borgata Land	02/21		5.14%	-	-	-	-	-	58,882	58,882
909 Third Avenue	05/21		3.91%	-	-	-	-	-	350,000	350,000
West End 25	06/21		4.88%	-	-	-	-	-	101,671	101,671
555 California Street	09/21		5.10%	-	-	-	-	-	600,000	600,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	398,653	398,653
Skyline Properties	02/22		2.97%	-	-	-	-	-	678,000	678,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	147,460	147,460
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
Bergen Town Center	04/23		3.56%	-	-	-	-	-	300,000	300,000
2101 L Street	08/24		3.97%	-	-	-	-	-	150,000	150,000

See notes on the following page.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2014	2015	2016	2017	2018	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$99,312	$99,312
Senior unsecured notes due 2039	10/39		7.88%	-	-	-	-	-	445,000	445,000
Other properties	Various			19,759	12,246	-	-	28,673	39,906	100,584
Purchase accounting valuation adjustments	Various			(23)	(106)	-	-	-	978	849

Total				$19,736	$745,775	$1,530,627	$700,811	$831,785	$7,040,061	$10,868,795

Weighted average rate				6.90%	4.44%	5.58%	3.17%	4.32%	4.03%	4.25%

Fixed rate debt				$19,736	$707,562	$1,487,046	$375,811	$662,647	$6,162,061	$9,414,863
Fixed weighted average rate expiring				6.90%	4.63%	5.70%	4.49%	5.05%	4.21%	4.56%

Floating rate debt				$-	$38,213	$43,581	$325,000	$169,138	$878,000	$1,453,932
Floating weighted average rate expiring				-	0.90%	1.40%	1.65%	1.46%	2.73%	2.25%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)				Comprised of (i) a $553,914 fixed rate loan with an interest rate of 4.28%, and a (ii) $60,000 variable rate loan at LIBOR plus 1.36% (2.36% at June 30, 2014), subject to a LIBOR floor of 1.00%.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of June 30, 2014
				Debt
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	June 30, 2014	Amount	Share	Joint Venture

Toys	Retailer	32.6%	$26,309	$1,699,853	$5,206,299

Alexander's, Inc.	Office/Retail	32.4%	$167,004	$335,109	$1,034,289

India real estate ventures	Office/Land	4.1% to 36.5%	87,859	48,973	195,891

Partially owned office buildings:
280 Park Avenue	Office	49.5%	265,701	362,971	733,520
One Park Avenue	Office	55.0%	137,348	137,500	250,000
650 Madison Avenue	Office/Retail	20.1%	115,339	161,024	800,000
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	55,144	16,882	33,487
West 57th Street properties	Office	50.0%	49,292	10,000	20,000
666 Fifth Avenue Office Condominium	Office	49.5%	43,783	592,119	1,196,201
330 Madison Avenue	Office	25.0%	30,672	37,500	150,000
Warner Building	Office	55.0%	16,441	160,985	292,700
Fairfax Square	Office	20.0%	5,196	13,748	68,741
1101 17th Street	Office	55.0%	-	17,050	31,000
Other partially owned office buildings	Office	Various	6,567	27,715	70,650

Other investments:
Independence Plaza	Residential	50.1%	158,413	275,550	550,000
Monmouth Mall	Retail	50.0%	6,509	78,208	156,415
Other investments	Various	Various	122,102	119,183	997,171
			$1,267,370	$2,394,517	$6,580,065

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net Income (Loss) for the		Our Share of EBITDA for the
	Ownership at	Three Months Ended June 30,		Three Months Ended June 30,
Joint Venture Name	June 30, 2014	2014	2013	2014	2013

Toys	32.6%	$(57,591)	$(36,861)	$5,189	$9,054

New York:
Alexander's, Inc.	32.4%	$5,272	$4,077	$10,271	$10,213
825 Seventh Avenue	50.0%	5,201	454	862	763
West 57th Street properties (partially under development)	50.0%	(4,978)	196	373	693
666 Fifth Avenue Office Condominium	49.5%	1,934	1,899	7,646	5,312
330 Madison Avenue	25.0%	1,674	1,185	2,400	2,077
650 Madison Avenue (acquired in September 2013)	20.1%	(556)	-	3,276	-
280 Park Avenue (partially under development)	49.5%	357	(2,021)	5,959	5,084
Independence Plaza	50.1%	239	(1,118)	5,574	2,622
One Park Avenue	55.0%	181	(83)	2,079	1,970
Other	Various	(328)	(363)	676	595
		8,996	4,226	39,116	29,329

Washington, DC:
Warner Building	55.0%	(1,462)	(1,996)	2,264	1,757
Rosslyn Plaza	43.7% to 50.4%	(1,499)	(1,005)	823	1,532
1101 17th Street	55.0%	278	236	604	548
Fairfax Square	20.0%	83	(18)	649	534
Other	Various	352	334	1,292	1,246
		(2,248)	(2,449)	5,632	5,617

Retail Properties:
Monmouth Mall	50.0%	319	426	2,191	2,300
Other	Various	22	(3)	114	90
		341	423	2,305	2,390

Other:
India real estate ventures	4.1% to 36.5%	(2,041)	(414)	99	2,254
Alexander's corporate fee income	32.4%	1,622	1,674	1,622	1,674
Downtown Crossing, Boston	n/a	-	16	-	16
Other	Various	(2,821)	(2,004)	5,164	6,558
		(3,240)	(728)	6,885	10,502

		$3,849	$1,472	$53,938	$47,838

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net Income (Loss) for the	Our Share of EBITDA for the
Ownership at	Six Months Ended June 30,	Six Months Ended June 30,
Joint Venture Name	June 30, 2014	2014	2013	2014	2013

Toys	32.6%	$(55,744)	$(35,102)	$90,586	$151,015

New York:
Alexander's, Inc.	32.4%	$10,031	$8,486	$20,701	$20,754
West 57th Street properties (partially under development)	50.0%	(7,577)	368	863	1,422
825 Seventh Avenue	50.0%	5,676	816	1,630	1,436
666 Fifth Avenue Office Condominium	49.5%	3,939	3,918	15,041	10,484
330 Madison Avenue	25.0%	3,019	2,489	4,667	4,204
650 Madison Avenue (acquired in September 2013)	20.1%	(2,646)	-	6,193	-
Independence Plaza	50.1%	(1,825)	(1,118)	9,910	2,622
280 Park Avenue (partially under development)	49.5%	306	(4,590)	11,221	9,533
One Park Avenue	55.0%	279	374	3,949	4,074
Other	Various	(640)	(912)	1,356	1,253
10,562	9,831	75,531	55,782

Washington, DC:
Warner Building	55.0%	(2,948)	(4,342)	4,523	3,126
Rosslyn Plaza	43.7% to 50.4%	(2,071)	(1,451)	2,479	3,330
1101 17th Street	55.0%	564	620	1,201	1,273
Fairfax Square	20.0%	116	(63)	1,247	1,055
Other	Various	825	694	2,667	2,518
(3,514)	(4,542)	12,117	11,302

Retail Properties:
Monmouth Mall	50.0%	836	1,285	4,582	5,001
Other	Various	43	39	227	232
879	1,324	4,809	5,233

Other:
Alexander's corporate fee income	32.4%	3,248	3,341	3,248	3,341
India real estate ventures	4.1% to 36.5%	(2,178)	(1,181)	1,923	4,013
LNR (1)	n/a	-	18,731	-	20,443
Downtown Crossing, Boston	n/a	-	(2,358)	-	(2,358)
Lexington (2)	n/a	-	(979)	-	6,931
Other	Various	(5,016)	(1,929)	11,372	13,933
(3,946)	15,625	16,543	46,303

$3,981	$22,238	$109,000	$118,620

(1)	On April 19, 2013, LNR was sold for $1.053 billion.

(2)

In the first quarter of 2013, we began accounting for our investment in Lexington as a marketable equity security - available for sale. The 2013 amount represents our share of Lexington's 2012 fourth quarter earnings which was recorded on a one-quarter lag basis.

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	19,852	16,626	16,443	-	183	-
Retail	2,351	2,169	-	2,169	-	-
Alexander's (32.4% interest)	2,178	706	287	419	-	-
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
Residential (1,655 units)	1,523	762	-	-	-	762
	27,304	21,663	16,730	2,588	183	2,162

Washington, DC:
Office, excluding the Skyline Properties	13,308	11,000	10,179	821	-	-
Skyline Properties	2,652	2,652	2,613	39	-	-
Total Office	15,960	13,652	12,792	860	-	-
Residential (2,414 units)	2,597	2,455	-	-	-	2,455
Other	381	381	-	9	-	372
	18,938	16,488	12,792	869	-	2,827

Retail Properties:
Strip Shopping Centers	14,565	14,138	-	14,138	-	-
Regional Malls	4,132	2,644	-	2,644	-	-
	18,697	16,782	-	16,782	-	-

Other:
The Mart	3,578	3,569	1,684	99	1,786	-
555 California Street (70% interest)	1,797	1,258	1,165	93	-	-
Primarily Warehouses	971	971	-	-	-	971
	6,346	5,798	2,849	192	1,786	971

Total square feet at June 30, 2014	71,285	60,731	32,371	20,431	1,969	5,960

Total square feet at March 31, 2014	71,352	60,531	32,123	20,426	2,025	5,957

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,668	10	4,909
Washington, DC		8,928	56	29,628
The Mart		558	4	1,681
555 California Street		168	1	453
Total at June 30, 2014		11,322	71	36,671

				Building Owned
Number of Toys stores (not included above):		Total	Owned	on Leased Ground	Leased
Domestic		876	283	219	374
International		709	78	26	605
Total Owned and Leased		1,585	361	245	979
Franchised Stores		194
Total at June 30, 2014		1,779

TOP 30 TENANTS
(unaudited)

		2014
		Annualized	% of 2014
	Square	Revenues	Annualized
Tenants	Footage	(in thousands)	Revenues

U.S. Government	4,175,489	$147,524	5.5%
Draftfcb	754,979	42,163	1.6%
Bank of America	759,065	38,815	1.5%
Macy's	942,678	37,683	1.4%
AXA Equitable Life Insurance	423,174	37,370	1.4%
Limited Brands	505,381	36,066	1.4%
McGraw-Hill Companies, Inc.	479,557	27,380	1.0%
Ziff Brothers Investments, Inc.	287,030	26,394	1.0%
New York Stock Exchange	381,425	24,776	0.9%
J. Crew	396,215	24,434	0.9%
Hennes & Mauritz	110,646	24,155	0.9%
Madison Square Garden	384,734	23,145	0.9%
Fast Retailing (Uniqlo)	92,577	20,367	0.8%
Sears Holding Company (Kmart Corporation and Sears Corporation)	923,560	20,187	0.8%
Topshop	94,349	20,181	0.8%
Motorola Mobility (owned by Google)	607,872	20,065	0.8%
Forever 21	125,279	19,533	0.7%
The Home Depot	993,541	19,386	0.7%
AOL	230,365	19,354	0.7%
Rainbow Media Holdings	283,745	18,392	0.7%
Family Health International	401,569	17,921	0.7%
Wal-Mart	1,438,730	16,973	0.6%
Hollister	21,741	16,972	0.6%
JCPenney	530,370	16,148	0.6%
Bryan Cave LLP	213,946	15,888	0.6%
Lockheed Martin	328,919	14,622	0.5%
Cushman & Wakefield	166,287	13,787	0.5%
Lowe's	976,415	12,809	0.5%
Best Buy	529,812	12,665	0.5%
Information Builders, Inc.	243,486	12,326	0.5%

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	22,000	$759,000	$34.50	0.1%

	Third Quarter 2014	149,000	9,796,000	65.74	1.0%
	Fourth Quarter 2014	159,000	11,232,000	70.64	1.1%
	Total 2014	308,000	21,028,000	68.27	2.1%
	First Quarter 2015	60,000	3,150,000	52.50	0.3%
	Second Quarter 2015	642,000	38,323,000	59.69	4.0%
	Remaining 2015	350,000	24,034,000	68.67	2.3%
	Total 2015	1,052,000	65,507,000	62.27	6.6%
	2016	1,372,000	82,856,000	60.39	8.2%
	2017	888,000	55,534,000	62.54	5.5%
	2018	1,010,000	73,638,000	72.91	7.4%
	2019	963,000	63,240,000	65.67	6.5%
	2020	1,336,000	79,194,000	59.28	8.2%
	2021	1,137,000	72,826,000	64.05	7.4%
	2022	1,259,000	81,316,000	64.59	8.5%
	2023	1,636,000	111,832,000	68.36	11.7%

Retail:	Month to Month	40,000	$8,313,000	$207.83	4.2%

	Third Quarter 2014	17,000	1,949,000	114.65	1.0%
	Fourth Quarter 2014	3,000	595,000	198.33	0.3%
	Total 2014	20,000	2,544,000	127.20	1.3%
	First Quarter 2015	78,000	19,599,000	251.27	9.9%
	Second Quarter 2015	3,000	1,043,000	347.67	0.5%
	Remaining 2015	26,000	3,369,000	129.58	1.7%
	Total 2015	107,000	24,011,000	224.40	12.1%
	2016	222,000	21,795,000	98.18	11.0%
	2017	21,000	1,988,000	94.67	1.0%
	2018	213,000	41,952,000	196.96	21.3%
	2019	111,000	25,718,000	231.69	13.0%
	2020	119,000	13,152,000	110.52	6.7%
	2021	179,000	13,452,000	75.15	6.8%
	2022	27,000	3,430,000	127.04	1.7%
	2023	93,000	18,933,000	203.58	9.6%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Office:	Month to Month	179,000	$6,832,000	$38.26	1.6%

	Third Quarter 2014	399,000	13,033,000	32.69	3.0%
	Fourth Quarter 2014	188,000	8,082,000	42.90	1.9%
	Total 2014	587,000	21,115,000	35.96	4.8%
	First Quarter 2015	558,000	24,641,000	44.15	5.6%
	Second Quarter 2015	252,000	12,517,000	49.67	2.9%
	Remaining 2015	995,000	38,054,000	38.25	8.7%
	Total 2015	1,805,000	75,212,000	41.67	17.2%
	2016	1,207,000	51,753,000	42.87	11.9%
	2017	631,000	25,567,000	40.53	5.9%
	2018	1,001,000	42,955,000	42.93	9.8%
	2019	1,348,000	57,052,000	42.33	13.1%
	2020	656,000	33,371,000	50.87	7.6%
	2021	549,000	24,933,000	45.39	5.7%
	2022	940,000	41,141,000	43.79	9.4%
	2023	178,000	8,096,000	45.44	1.9%

LEASE EXPIRATIONS
RETAIL PROPERTIES SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent

Strip Shopping Centers:	Month to Month	33,000	$683,000	$20.77	0.4%

	Third Quarter 2014	51,000	1,327,000	26.12	0.7%
	Fourth Quarter 2014	124,000	2,072,000	16.76	1.1%
	Total 2014	175,000	3,399,000	19.49	1.9%
	First Quarter 2015	133,000	2,191,000	16.43	1.2%
	Second Quarter 2015	78,000	980,000	12.55	0.5%
	Remaining 2015	209,000	5,217,000	24.93	2.8%
	Total 2015	420,000	8,388,000	19.94	4.6%
	2016	810,000	12,246,000	15.13	6.7%
	2017	518,000	7,773,000	15.01	4.2%
	2018	1,589,000	21,695,000	13.66	11.8%
	2019	1,373,000	19,604,000	14.28	10.7%
	2020	1,047,000	14,332,000	13.69	7.8%
	2021	594,000	8,782,000	14.78	4.8%
	2022	1,023,000	12,709,000	12.43	6.9%
	2023	1,163,000	18,735,000	16.10	10.2%

Regional Malls:	Month to Month	7,000	$499,000	$72.49	1.0%

	Third Quarter 2014	2,000	109,000	56.93	0.2%
	Fourth Quarter 2014	37,000	1,250,000	33.97	2.5%
	Total 2014	39,000	1,359,000	35.11	2.7%
	First Quarter 2015	30,000	1,512,000	50.61	3.0%
	Second Quarter 2015	19,000	1,105,000	56.72	2.2%
	Remaining 2015	44,000	1,268,000	29.05	2.5%
	Total 2015	93,000	3,885,000	41.78	7.7%
	2016	88,000	3,850,000	43.68	7.6%
	2017	41,000	2,508,000	60.67	4.9%
	2018	70,000	3,608,000	51.67	7.1%
	2019	175,000	6,122,000	34.90	12.1%
	2020	96,000	4,150,000	43.15	8.2%
	2021	382,000	4,271,000	11.19	8.4%
	2022	37,000	1,356,000	36.89	2.7%
	2023	37,000	1,449,000	39.41	2.9%

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York		Washington, DC		Retail Properties
(square feet in thousands)	Office	Retail	Office		Strips	Malls

Quarter Ended June 30, 2014
Total square feet leased	1,222	23	352		231	54
Our share of square feet leased:	1,034	23	336		231	51
Initial rent (1)	$69.43	$452.81	$37.58		$20.82	$21.92
Weighted average lease term (years)	11.6	8.6	6.7		6.0	4.8
Second generation relet space:
Square feet	1,009	22	256		128	47
Cash basis:
Initial rent (1)	$69.07	$468.05	$38.29		$24.68	$19.00
Prior escalated rent	$62.55	$358.97	$42.06		$22.66	$18.00
Percentage increase (decrease)	10.4%	30.4%	(9.0%)		8.9%	5.6%
GAAP basis:
Straight-line rent (2)	$69.14	$534.56	$37.64		$24.78	$19.00
Prior straight-line rent	$58.07	$340.11	$39.20		$21.74	$18.00
Percentage increase (decrease)	19.1%	57.2%	(4.0%)		14.0%	5.6%
Tenant improvements and leasing commissions:
Per square foot	$76.39	$133.02	$34.95		$2.75	$-
Per square foot per annum	$6.59	$15.47	$5.22		$0.46	$-
Percentage of initial rent	9.5%	3.4%	13.9%		2.2%	-

Six Months Ended June 30, 2014
Total square feet leased	2,169	34	709	(3)	464	79
Our share of square feet leased:	1,840	34	678	(3)	464	72
Initial rent (1)	$66.34	$338.77	$40.27		$19.48	$25.25
Weighted average lease term (years)	11.2	10.7	7.7		6.0	5.1
Second generation relet space:
Square feet	1,574	32	467		335	53
Cash basis:
Initial rent (1)	$67.72	$357.64	$40.19		$20.84	$22.26
Prior escalated rent	$60.53	$270.65	$42.62		$19.73	$21.11
Percentage increase (decrease)	11.9%	32.1%	(5.7%)		5.6%	5.4%
GAAP basis:
Straight-line rent (2)	$67.01	$406.90	$38.63		$21.18	$22.68
Prior straight-line rent	$56.46	$269.43	$38.80		$19.01	$21.04
Percentage increase (decrease)	18.7%	51.0%	(0.5%)		11.4%	7.8%
Tenant improvements and leasing commissions:
Per square foot	$72.48	$88.72	$40.26		$2.76	$3.70
Per square foot per annum	$6.47	$8.29	$5.23		$0.46	$0.73
Percentage of initial rent	9.8%	2.4%	13.0%		2.4%	2.9%

LEASING ACTIVITY
(unaudited)

	New York		Washington, DC	Retail Properties
(square feet in thousands)	Office	Retail	Office	Strips	Malls

Year Ended December 31, 2013
Total square feet leased	2,410	138	1,836	1,388	674
Our share of square feet leased:	2,024	121	1,392	1,388	600
Initial rent (1)	$60.78	$268.52	$39.91	$17.27	$26.39
Weighted average lease term (years)	11.0	8.6	7.0	6.2	8.1
Second generation relet space:
Square feet	1,716	103	910	959	205
Cash basis:
Initial rent (1)	$60.04	$262.67	$40.91	$16.57	$23.59
Prior escalated rent	$56.84	$117.45	$41.16	$15.18	$22.76
Percentage increase (decrease)	5.6%	123.7%	(0.6%)	9.2%	3.6%
GAAP basis:
Straight-line rent (2)	$59.98	$293.45	$40.87	$16.91	$24.04
Prior straight-line rent	$52.61	$152.34	$39.36	$14.76	$21.87
Percentage increase	14.0%	92.6%	3.8%	14.6%	9.9%
Tenant improvements and leasing commissions:
Per square foot	$61.78	$100.93	$33.24	$3.96	$20.69
Per square foot per annum	$5.61	$11.64	$4.75	$0.64	$2.55
Percentage of initial rent	9.2%	4.3%	11.9%	3.7%	9.7%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

(3)

Excludes (i) 165 square feet leased to WeWork that will be redeveloped into rental residential apartments, and (ii) 57 square feet of retail space that was leased at an initial rent of $51.74 per square foot.

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:
				New York	Washington, DC(1)	Retail Properties

Occupancy rate at:
	June 30, 2014			97.3%	83.5%	94.0%
	March 31, 2014			97.0%	83.3%	94.2%
	December 31, 2013			96.8%	83.4%	94.6%
	June 30, 2013			96.1%	83.6%	94.5%

Same store EBITDA % increase (decrease):
	Three months ended June 30, 2014 vs. June 30, 2013			5.2%(2)	(1.8%)	1.8%
	Six Months Ended June 30, 2014 vs. June 30, 2013			5.6%(3)	(2.2%)	1.6%
	Three months ended June 30, 2014 vs. March 31, 2014			6.4%(4)	1.1%	1.8%

Cash basis same store EBITDA % increase (decrease):
	Three months ended June 30, 2014 vs. June 30, 2013			6.9%(2)	(1.7%)	3.1%
	Six Months Ended June 30, 2014 vs. June 30, 2013			8.5%(3)	(0.5%)	2.3%
	Three months ended June 30, 2014 vs. March 31, 2014			6.2%(4)	(0.3%)	1.7%

(1)	The total office occupancy rates for the Washington, DC segment were as follows:

	June 30, 2014	80.5%
	March 31, 2014	80.5%
	December 31, 2013	80.7%
	June 30, 2013	80.7%

(2)	Excluding the Hotel Pennsylvania, same store EBITDA increased by 5.3% and by 7.2% on a cash basis.

(3)	Excluding the Hotel Pennsylvania, same store EBITDA increased by 6.0% and by 9.0% on a cash basis.

(4)	Excluding the Hotel Pennsylvania, same store EBITDA increased by 1.7% and by 0.8% on a cash basis.

Residential Statistics:
				Average Monthly
		Number of Units	Occupancy Rate	Rent Per Unit
	New York:
	June 30, 2014	1,655	97.1%	$3,060
	March 31, 2014	1,655	96.2%	$2,858
	December 31, 2013	1,655	94.8%	$2,864
	June 30, 2013	1,655	94.5%	$2,698

	Washington, DC:
	June 30, 2014	2,414	98.0%	$2,122
	March 31, 2014	2,414	96.8%	$2,102
	December 31, 2013	2,405	96.3%	$2,101
	June 30, 2013	2,414	97.1%	$2,118

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Six Months Ended	Year Ended
Capital expenditures (accrual basis):	June 30, 2014	2013	2012
Expenditures to maintain assets	$34,110	$73,130	$69,912
Tenant improvements	114,133	152,319	177,743
Leasing commissions	50,624	56,638	57,961
Non-recurring capital expenditures	17,761	12,099	6,902
Total capital expenditures and leasing commissions (accrual basis)	216,628	294,186	312,518
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	67,908	155,035	105,350
Expenditures to be made in future periods for the current period	(143,636)	(150,067)	(170,744)
Total capital expenditures and leasing commissions (cash basis)	$140,900	$299,154	$247,124

Our share of square feet leased	3,088	5,525	5,217
Tenant improvements and leasing commissions per square foot per annum	$5.63	$4.33	$4.16
Percentage of initial rent	10.1%	9.5%	9.6%

Development and redevelopment expenditures:
Springfield Town Center	$54,743	$68,716	$18,278
Marriott Marquis Times Square - retail and signage	38,659	40,356	9,092
220 Central Park South	27,372	243,687	12,191
330 West 34th Street	21,816	6,832	8
608 Fifth Avenue	15,809	3,492	-
Metropolitan Park 4 & 5	10,873	6,289	3,008
7 West 34th Street	7,243	-	-
Wayne Towne Center	5,228	4,927	3,452
Other	32,872	95,118	110,844
	$214,615	$469,417	$156,873

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Six Months Ended	Year Ended
Capital expenditures (accrual basis):	June 30, 2014	2013	2012
Expenditures to maintain assets	$20,896	$34,553	$27,434
Tenant improvements	89,525	87,275	71,572
Leasing commissions	44,171	39,348	27,573
Non-recurring capital expenditures	2,904	11,579	5,822
Total capital expenditures and leasing commissions (accrual basis)	157,496	172,755	132,401
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	26,568	56,345	41,975
Expenditures to be made in future periods for the current period	(108,232)	(91,107)	(76,283)
Total capital expenditures and leasing commissions (cash basis)	$75,832	$137,993	$98,093

Our share of square feet leased	1,874	2,145	1,939
Tenant improvements and leasing commissions per square foot per annum	$6.50	$5.89	$5.48
Percentage of initial rent	9.1%	8.1%	8.8%

Development and redevelopment expenditures:
Marriott Marquis Times Square - retail and signage	$38,659	$40,356	$9,092
330 West 34th Street	21,816	6,832	8
608 Fifth Avenue	15,809	3,492	-
7 West 34th Street	7,243	-	-
Other	13,866	35,305	42,460
	$97,393	$85,985	$51,560

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Six Months Ended	Year Ended
Capital expenditures (accrual basis):	June 30, 2014	2013	2012
Expenditures to maintain assets	$4,761	$22,165	$20,582
Tenant improvements	11,180	39,156	50,384
Leasing commissions	2,806	9,551	13,151
Non-recurring capital expenditures	12,435	-	-
Total capital expenditures and leasing commissions (accrual basis)	31,182	70,872	84,117
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	30,957	26,075	24,370
Expenditures to be made in future periods for the current period	(22,927)	(36,702)	(43,600)
Total capital expenditures and leasing commissions (cash basis)	$39,212	$60,245	$64,887

Our share of square feet leased	678	1,392	1,901
Tenant improvements and leasing commissions per square foot per annum	$5.23	$4.75	$4.86
Percentage of initial rent	13.0%	11.9%	12.0%

Development and redevelopment expenditures:
Metropolitan Park 4 & 5	$10,873	$6,289	$3,008
Other	13,438	35,412	36,326
	$24,311	$41,701	$39,334

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

RETAIL PROPERTIES SEGMENT
(unaudited and in thousands)
	Six Months Ended	Year Ended
Capital expenditures (accrual basis):	June 30, 2014	2013	2012
Expenditures to maintain assets	$1,490	$5,664	$4,676
Tenant improvements	1,126	12,431	9,052
Leasing commissions	419	2,113	2,368
Non-recurring capital expenditures	-	-	-
Total capital expenditures and leasing commissions (accrual basis)	3,035	20,208	16,096
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	3,148	5,562	10,353
Expenditures to be made in future periods for the current period	(1,545)	(14,011)	(7,754)
Total capital expenditures and leasing commissions (cash basis)	$4,638	$11,759	$18,695

Our share of square feet leased	536	1,988	1,377
Tenant improvements and leasing commissions per square foot per annum	$0.49	$1.33	$1.04
Percentage of initial rent	2.4%	6.6%	5.2%

Development and redevelopment expenditures:
Springfield Town Center	$54,743	$68,716	$18,278
Wayne Towne Center	5,228	4,927	3,452
Other	3,370	20,283	31,816
	$63,341	$93,926	$53,546

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Six Months Ended	Year Ended
Capital expenditures (accrual basis):	June 30, 2014	2013	2012
Expenditures to maintain assets	$6,963	$10,748	$17,220
Tenant improvements	12,302	13,457	46,735
Leasing commissions	3,228	5,626	14,869
Non-recurring capital expenditures	2,422	520	1,080
Total capital expenditures and leasing commissions (accrual basis)	24,915	30,351	79,904
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	7,235	67,053	28,652
Expenditures to be made in future periods for the current period	(10,932)	(8,247)	(43,107)
Total capital expenditures and leasing commissions (cash basis)	$21,218	$89,157	$65,449

Development and redevelopment expenditures:
220 Central Park South	$27,372	$243,687	$12,191
Other	2,198	4,118	242
	$29,570	$247,805	$12,433

DEVELOPMENT COSTS AND CONSTRUCTION IN PROGRESS
(unaudited and in thousands, except square feet)
	Square Feet
			At June 30, 2014
Development Projects			Total		Development Costs Expended	Land and Acquisition Costs
New York:
1535 Broadway - Marriott Marquis - Retail & Signage	103,000		$338,738		$98,738	$240,000
220 Central Park South - Residential Condominiums	472,000	(1)	531,455		79,565	451,890
Other			111,727		111,727	-
Total New York			981,920		290,030	691,890

Washington, DC:
Metropolitan Park 4 & 5 - Rental Residential / Retail	618,000		61,115		19,815	41,300
Other			110,083		110,083	-
Total Washington, DC			171,198		129,898	41,300

Retail Properties:
Springfield Town Center	690,000		377,247	(2)	137,247	240,000
Other			18,073		18,073	-
Total Retail Properties			395,320		155,320	240,000

Other Projects			1,646		1,646	-

Total Amount on the Balance Sheet			$1,550,084		$576,894	$973,190

	Square Feet		Total

Undeveloped Land

Washington, DC:
1900 Crystal Drive	712,000		$34,299
Metropolitan Park 6, 7 & 8:
Retail	23,818
Residential (1,403 Units)			82,898
PenPlace:
Office	553,000
Hotel (300 Units)			46,866
Square 649 - Office	675,000		11,597
Total			$175,660

(1) Zoning square feet.
(2)	Net of $20,000 non-cash impairment loss booked in the quarter ended March 31, 2014.

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, MWB Leasing, Parsons Brinkerhoff,
(ground leased through 2098)								United Health Care, United States Customs Department,
-Office	100.0%	95.8%	$57.77	2,241,000	2,241,000	-		URS Corporation Group Consulting, Lion Resources
-Retail	100.0%	98.8%	120.37	268,000	268,000	-		Bank of America, Kmart Corporation
	100.0%	96.2%	64.46	2,509,000	2,509,000	-	$-

Two Penn Plaza								EMC, Forest Electric, Information Builders, Inc.,
-Office	100.0%	98.6%	54.31	1,572,000	1,572,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	38.2%	176.55	47,000	47,000	-		Chase Manhattan Bank
	100.0%	96.8%	57.86	1,619,000	1,619,000	-	423,949

Eleven Penn Plaza
-Office	100.0%	99.5%	58.10	1,131,000	1,131,000	-		Macy's, Madison Square Garden, Rainbow Media Holdings
-Retail	100.0%	74.4%	203.24	17,000	17,000	-		PNC Bank National Association
	100.0%	99.1%	60.24	1,148,000	1,148,000	-	450,000

100 West 33rd Street
-Office	100.0%	99.6%	54.40	849,000	849,000	-	223,242	Draftfcb, Rocket Fuel

Manhattan Mall
-Retail	100.0%	92.9%	119.50	256,000	256,000	-	101,758	JCPenney, Aeropostale, Express, Victoria's Secret

330 West 34th Street
(ground leased through 2148 - 34.8%
ownership interest in the land)
-Office	100.0%	-	-	622,000	-	622,000		New York & Co. (lease not commenced)
-Retail	100.0%	-	-	13,000	-	13,000
	100.0%	-	-	635,000	-	635,000	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	244.24	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Office	100.0%	100.0%	38.51	416,000	112,000	304,000
-Retail	100.0%	100.0%	225.20	23,000	23,000	-		Express
	100.0%	100.0%	70.31	439,000	135,000	304,000	-

484 Eighth Avenue
-Retail	100.0%	80.6%	70.09	16,000	16,000	-	-	T.G.I. Friday's

431 Seventh Avenue
-Retail	100.0%	100.0%	217.74	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	71.17	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	333.93	6,000	6,000	-	-

Total Penn Plaza				7,536,000	6,597,000	939,000	1,347,099

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted		Square Feet
				Average				Under Development
		%	%	Annual Rent		Total		or Not Available	Encumbrances
Property		Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown East:
909 Third Avenue										CMGRP Inc., Forest Laboratories, Geller & Company,
(ground leased through 2063)										Morrison Cohen LLP, Robeco USA Inc.,
	-Office	100.0%	100.0%	$55.80	(2)	1,344,000	1,344,000	-	$350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street										Castle Harlan, Tournesol Realty LLC. (Peter Marino),
	-Office	100.0%	92.8%	66.61		540,000	540,000	-		Various showroom tenants
	-Retail	100.0%	100.0%	171.09		2,000	2,000	-
		100.0%	92.9%	66.99		542,000	542,000	-	-

715 Lexington
(ground leased through 2041)
	-Retail	100.0%	100.0%	228.64		23,000	23,000	-	-	New York & Company, Zales

966 Third Avenue
	-Retail	100.0%	100.0%	87.54		7,000	7,000	-	-	McDonald's

968 Third Avenue
	-Retail	50.0%	100.0%	233.22		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East						1,922,000	1,922,000	-	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)										Soros Fund, TPG-Axon Capital,
	-Office	100.0%	93.3%	86.41		862,000	862,000	-		Vornado Executive Headquarters
	-Retail	100.0%	100.0%	102.02		15,000	15,000	-		Redeye Grill L.P.
		100.0%	93.4%	86.67		877,000	877,000	-	318,554

1740 Broadway
	-Office	100.0%	100.0%	68.40		582,000	582,000	-		Davis & Gilbert, Limited Brands
	-Retail	100.0%	100.0%	105.82		19,000	19,000	-		Brasserie Cognac, Citibank
		100.0%	100.0%	69.59		601,000	601,000	-	-

57th Street - 5 buildings
	-Office	50.0%	96.4%	53.97		135,000	135,000	-		Various
	-Retail	50.0%	100.0%	117.12		53,000	26,000	27,000
		50.0%	97.4%	71.77		188,000	161,000	27,000	20,000

825 Seventh Avenue
	-Office	50.0%	100.0%	73.99		170,000	170,000	-	20,500	Young & Rubicam
	-Retail	100.0%	100.0%	238.97		4,000	4,000	-		Lindy's
			100.0%	77.78		174,000	174,000	-

Total Midtown West						1,840,000	1,813,000	27,000	359,054

Park Avenue:
280 Park Avenue										Cohen & Steers Inc., Credit Suisse (USA) Inc.,
	-Office	49.5%	100.0%	94.53		1,223,000	705,000	518,000		Investcorp International Inc.
	-Retail	49.5%	100.0%	216.21		18,000	4,000	14,000		Scottrade Inc., Starbucks
		49.5%	100.0%	96.29		1,241,000	709,000	532,000	733,520

350 Park Avenue										Kissinger Associates Inc., Ziff Brothers Investment Inc.,
	-Office	100.0%	99.0%	89.65		553,000	553,000	-		MFA Financial Inc., M&T Bank
	-Retail	100.0%	100.0%	192.30		17,000	17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
		100.0%	99.0%	92.71		570,000	570,000	-	297,727

Total Park Avenue						1,811,000	1,279,000	532,000	1,031,247

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average				Under Development
	%	%	Annual Rent	Total			or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Grand Central:
90 Park Avenue									Alston & Bird, Amster, Rothstein & Ebenstein,
-Office	100.0%	97.1%	$70.06	909,000		909,000	-		Capital One, First Manhattan Consulting
-Retail	100.0%	100.0%	90.30	26,000		26,000	-		Citibank
	100.0%	97.2%	70.62	935,000		935,000	-	$-

330 Madison Avenue									GPFT Holdco LLC, HSBC Bank AFS, Jones Lang LaSalle Inc.,
-Office	25.0%	98.6%	66.80	805,000		805,000	-		Wells Fargo
-Retail	25.0%	100.0%	280.06	32,000		32,000	-		Ann Taylor Retail Inc., Citibank
	25.0%	98.7%	74.95	837,000		837,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	90.6%	135.50	64,000		64,000	-	30,470	Joe Fresh

Total Grand Central				1,836,000		1,836,000	-	180,470

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Janus Capital Group Inc.,
									GSL Enterprises Inc., Scout Capital Management,
-Office	100.0%	95.1%	81.87	262,000		262,000	-		Legg Mason Investment Counsel
-Retail	100.0%	100.0%	241.45	62,000		62,000	-		Citibank, Hennes & Mauritz
	100.0%	96.0%	112.41	324,000		324,000	-	-

666 Fifth Avenue									Citibank, Fulbright & Jaworski, Colliers International NY LLC,
-Office (Office Condo)	49.5%	89.3%	73.41	1,372,000		1,372,000	-	1,196,201	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%	88.2%	170.53	46,000		46,000	-	-	HSBC Bank USA
-Retail (Retail Condo)	100.0%	100.0%	359.47	114,000	(3)	114,000	-	390,000	Uniqlo, Hollister, Swatch
		90.1%	97.62	1,532,000		1,532,000	-	1,586,201

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	100.0%	71.41	291,000		291,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%	100.0%	598.19	30,000		30,000	-		Coach, Prada
	100.0%	100.0%	120.64	321,000		321,000	-	-

650 Madison Avenue
-Office	20.1%	87.9%	101.37	524,000		524,000	-		Polo Ralph Lauren
-Retail	20.1%	100.0%	265.22	71,000		71,000	-		Crate & Barrel
	20.1%	89.4%	120.92	595,000		595,000	-	800,000

689 Fifth Avenue
-Office	100.0%	100.0%	68.29	82,000		82,000	-		Yamaha Artist Services Inc.
-Retail	100.0%	100.0%	720.42	17,000		17,000	-		MAC Cosmetics, Massimo Dutti
	100.0%	100.0%	180.27	99,000		99,000	-	-

655 Fifth Avenue
-Retail	92.5%	100.0%	187.76	57,000		57,000	-	-	Ferragamo

Total Madison/Fifth				2,928,000		2,928,000	-	2,386,201

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$65.60	981,000	981,000	-		AOL, J. Crew, Facebook, Structure Tone
-Retail	100.0%	100.0%	49.46	166,000	166,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	63.26	1,147,000	1,147,000	-	$353,000

One Park Avenue								Coty Inc., New York University,
-Office	55.0%	96.5%	45.00	864,000	864,000	-		Public Service Mutual Insurance
-Retail	55.0%	100.0%	64.41	79,000	79,000	-		Bank of Baroda, Citibank, Equinox,
								Men's Wearhouse
	55.0%	96.8%	46.62	943,000	943,000	-	250,000

4 Union Square South
-Retail	100.0%	100.0%	84.79	206,000	206,000	-	120,000	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%	100.0%	84.76	35,000	35,000	-	-	Equinox, Major League Baseball

Total Midtown South				2,331,000	2,331,000	-	723,000

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman (lease not commenced),
								Warner Music Group, Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	98.3%	74.13	2,040,000	2,040,000	-		Cella, Harper & Scinto, Columbia University, SSB Realty LLC
-Retail	70.0%	100.0%	145.82	66,000	66,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank
	70.0%	98.4%	76.38	2,106,000	2,106,000	-	950,000

608 Fifth Avenue (ground leased through 2026)
-Office	100.0%	88.1%	54.92	81,000	81,000	-
-Retail	100.0%	100.0%	365.75	44,000	44,000	-		Topshop
	100.0%	92.3%	164.33	125,000	125,000	-	-

Total Rockefeller Center				2,231,000	2,231,000	-	950,000

Wall Street/Downtown:
20 Broad Street (ground leased through 2081)
-Office	100.0%	99.0%	57.99	472,000	472,000	-	-	New York Stock Exchange

40 Fulton Street
-Office	100.0%	99.0%	36.14	244,000	244,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	93.60	5,000	5,000	-		TD Bank
	100.0%	99.0%	37.29	249,000	249,000	-	-

Total Wall Street/Downtown				721,000	721,000	-	-

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	203.02	160,000	160,000	-	-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	-	-	64,000	-	64,000	-

Total Times Square				224,000	160,000	64,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	$134.05	85,000	85,000	-	$-	Topshop, Madewell, J. Crew

443 Broadway
-Retail	100.0%	100.0%	123.30	16,000	16,000	-	-	Necessary Clothing

334 Canal Street
-Retail	100.0%	-	-	15,000	-	15,000	-

155 Spring Street
-Retail	100.0%	100.0%	93.13	49,000	49,000	-	-	Sigrid Olsen

148 Spring Street
-Retail	100.0%	100.0%	104.46	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	225.56	7,000	7,000	-	-	Sandro

Total Soho				179,000	164,000	15,000	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	563.89	18,000	18,000	-	80,000	Gucci, Chloe, Cartier

677-679 Madison Avenue
-Retail	100.0%	100.0%	440.60	8,000	8,000	-	-	Anne Fontaine

40 East 66th Street
-Retail	100.0%	100.0%	773.28	11,000	11,000	-	-	John Varvatos, Nespresso USA, J. Crew

1131 Third Avenue
-Retail	100.0%	100.0%	164.55	22,000	11,000	11,000	-	Nike, Carlo Pazolini

Total Upper East Side				59,000	48,000	11,000	80,000

New Jersey:
Paramus
-Office	100.0%	97.6%	21.28	129,000	129,000	-	-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	61.52	44,000	44,000	-	-	Nike, Barneys

New York Office:

Total		97.0%	$65.87	21,296,000	19,852,000	1,444,000	$6,586,843

Vornado's Ownership Interest		97.3%	$64.51	17,809,000	16,627,000	1,182,000	$4,708,719

New York Retail:

Total		97.0%	$166.45	2,495,000	2,351,000	144,000	$820,228

Vornado's Ownership Interest		96.9%	$165.65	2,292,000	2,169,000	123,000	$820,228

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$96.45	885,000	885,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	170.36	174,000	174,000	-	320,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	107.62	1,059,000	1,059,000	-	620,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	37.97	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	97.8%	40.22	609,000	609,000	-	268,043	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (4) (1.0 acre)	32.4%	100.0%	15.74	167,000	167,000	-	-	New World Mall LLC

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property under Development:
Rego Park II Apartment Tower, Queens, NY	32.4%	-	-	250,000	-	250,000	-

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		99.4%	70.74	2,428,000	2,178,000	250,000	1,034,289

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%	-	-	1,400,000	1,400,000	-	-

Residential:
50-70 W 93rd Street (327 units)	49.9%	96.0%	-	283,000	283,000	-	45,825

Independence Plaza, Tribeca (1,328 units)
-Residential	50.1%	97.3%	-	1,190,000	1,190,000	-
-Retail	50.1%	100.0%	72.05	50,000	50,000	-
				1,240,000	1,240,000	-	550,000

Total Residential		97.0%		1,523,000	1,523,000	-	595,825

Total New York		97.2%	$75.79	29,142,000	27,304,000	1,838,000	$9,037,185

Vornado's Ownership Interest		97.3%	$75.75	23,050,000	21,663,000	1,387,000	$6,162,474

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

(2)			Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $10.93 PSF.

(3)			75,000 square feet is leased from the office condo.

(4)			Leased by Alexander's through January 2037.

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	86.4%	$43.98	2,320,000	2,320,000	-	$225,544	General Services Administration, Lockheed Martin,
								Conservation International, Smithsonian Institution,
								Natl. Consumer Coop. Bank, Council on Foundations,
								Vornado / Charles E. Smith Headquarters, KBR, Scitor Corp.,
								Food Marketing Institute, DRS Technologies

S. Clark Street / 12th Street - 5 buildings	100.0%	73.7%	42.52	1,533,000	1,533,000	-	59,911	General Services Administration,
								SAIC, Inc., Boeing, L-3 Communications,
								The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	75.7%	40.95	1,486,000	1,486,000	-	41,616	General Services Administration,
241-251 18th Street - 4 buildings								Alion Science & Technologies, Booz Allen,
								Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	92.8%	39.41	869,000	506,000	363,000	-	General Services Administration,
- 3 buildings								Lockheed Martin

2100 / 2200 Crystal Drive - 2 buildings	100.0%	100.0%	33.40	529,000	529,000	-	-	General Services Administration,
								Public Broadcasting Service

223 23rd Street / 2221 South Clark Street	100.0%	-	-	312,000	-	312,000	-	WeWork
- 2 buildings

2001 Jefferson Davis Highway	100.0%	64.6%	36.01	162,000	162,000	-	-	Institute for the Psychology Sciences, VT Aepco, Inc.,
								National Crime Prevention

Crystal City Shops at 2100	100.0%	99.0%	22.82	80,000	80,000	-	-	Various

Crystal Drive Retail	100.0%	87.1%	46.55	57,000	57,000	-	-	Various

Total Crystal City	100.0%	82.3%	41.16	7,348,000	6,673,000	675,000	327,071

Central Business District:
Universal Buildings	100.0%	96.5%	44.46	685,000	685,000	-	-	Family Health International, WeWork
1825-1875 Connecticut Avenue, NW
- 2 buildings

Warner Building - 1299 Pennsylvania	55.0%	75.7%	68.79	615,000	615,000	-	292,700	Baker Botts LLP, General Electric, Cooley LLP,
Avenue, NW								Facebook, Live Nation

2101 L Street, NW	100.0%	99.0%	64.74	380,000	380,000	-	150,000	Greenberg Traurig, LLP, US Green Building Council,
								American Insurance Association, RTKL Associates,
								Cassidy & Turley

1750 Pennsylvania Avenue, NW	100.0%	88.2%	47.46	278,000	278,000	-	-	General Services Administration, UN Foundation, AOL

1150 17th Street, NW	100.0%	88.3%	45.63	241,000	241,000	-	28,728	American Enterprise Institute

Bowen Building - 875 15th Street, NW	100.0%	96.7%	66.79	231,000	231,000	-	115,022	Paul, Hastings, Janofsky & Walker LLP,
								Millennium Challenge Corporation

1101 17th Street, NW	55.0%	88.1%	47.28	213,000	213,000	-	31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	81.7%	46.64	202,000	202,000	-	14,853	General Services Administration
(ground rent through 2061)

WASHINGTON, DC SEGMENT
PROPERTY TABLE

				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
1726 M Street, NW	100.0%		97.8%	$41.32	91,000	91,000	-		$-	Aptima, Inc., Nelnet Corporation

Waterfront Station	2.5%		-	-	1,058,000	-	1,058,000	*	-

1501 K Street, NW	5.0%		100.0%	68.47	380,000	380,000	-		-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		92.7%	74.62	129,000	129,000	-		-	Bloomberg

Total Central Business District			91.1%	54.56	4,503,000	3,445,000	1,058,000		632,303

Skyline Properties:
Skyline Place - 7 buildings	100.0%		48.4%	33.63	2,134,000	2,134,000	-		561,599	General Services Administration, SAIC, Inc., Analytic Services,
										Northrop Grumman, Axiom Resource Management,
										Booz Allen, Intellidyne, Inc.

One Skyline Tower	100.0%		100.0%	33.14	518,000	518,000	-		139,237	General Services Administration

Total Skyline Properties	100.0%		58.5%	33.46	2,652,000	2,652,000	-		700,836

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		94.7%	43.33	638,000	638,000	-		38,213	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		74.4%	38.62	735,000	385,000	350,000		33,487	General Services Administration, Corporate Executive Board

Total Rosslyn / Ballston			90.3%	42.45	1,373,000	1,023,000	350,000		71,700

Reston:
Commerce Executive - 3 buildings	100.0%	`	92.2%	31.73	419,000	400,000	19,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		90.8%	31.98	216,000	216,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		88.5%	40.33	559,000	559,000	-		68,741	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		98.0%	42.63	822,000	822,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	41.68	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			98.4%	42.46	992,000	992,000	-		450,000

Total Washington, DC office properties			82.0%	$43.55	18,062,000	15,960,000	2,102,000		$2,250,651

Vornado's Ownership Interest			80.5%	$42.53	14,536,000	13,652,000	884,000		$1,617,138

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
Riverhouse - 3 buildings (1,670 units)	100.0%	97.8%	$-	1,802,000	1,802,000	-		$259,546

West End 25 (283 units)	100.0%	98.9%	-	273,000	273,000	-		101,671

220 20th Street (265 units)	100.0%	98.9%	-	269,000	269,000	-		72,025

Rosslyn Plaza - 2 buildings (196 units)	43.7%	96.4%	-	253,000	253,000	-		-

Total Residential		98.0%		2,597,000	2,597,000	-		433,242

Other:
Crystal City Hotel	100.0%	100.0%	-	266,000	266,000	-		-

Met Park / Warehouses - 1 building	100.0%	100.0%	-	231,000	106,000	125,000	*	-

Other - 3 buildings	100.0%	100.0%	-	11,000	9,000	2,000	*	-

Total Other		100.0%		508,000	381,000	127,000		-

Total Washington, DC		84.5%	$43.55	21,167,000	18,938,000	2,229,000		$2,683,893

Vornado's Ownership Interest		83.5%	$42.53	17,499,000	16,488,000	1,011,000		$2,050,380

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease		(in thousands)		Major Tenants
RETAIL PROPERTIES:
STRIP SHOPPING CENTERS:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$39.39	663,000	33,000	287,000	343,000		$-		JCPenney, Dick's Sporting Goods (lease not commenced),
(ground leased through 2064)											Costco (lease not commenced)

North Bergen (Tonnelle Avenue)	100.0%	98.9%	24.45	410,000	204,000	206,000	-		75,000		Wal-Mart, BJ's Wholesale Club, PetSmart, Staples

Totowa	100.0%	100.0%	19.28	271,000	177,000	94,000	-		24,449	(3)	The Home Depot, Bed Bath & Beyond, Marshalls,
											buy buy Baby, Staples

Bricktown	100.0%	94.7%	18.50	279,000	276,000	3,000	-		31,535	(3)	Kohl's , ShopRite, Marshalls

Union (Route 22 and Morris Avenue)	100.0%	99.4%	25.36	276,000	113,000	163,000	-		31,914	(3)	Lowe's, Toys "R" Us, Office Depot

Hackensack	100.0%	74.5%	23.42	275,000	269,000	6,000	-		40,028	(3)	The Home Depot, Staples, Petco

Bergen Town Center - East, Paramus	100.0%	93.6%	36.42	211,000	44,000	167,000	-		-		Lowe's, REI

East Hanover (200 - 240 Route 10 West)	100.0%	85.7%	19.40	343,000	337,000	6,000	-		37,756	(3)	The Home Depot, Dick's Sporting Goods, Marshalls

Cherry Hill	100.0%	96.6%	16.13	261,000	68,000	193,000	-		13,685	(3)	Wal-Mart, Toys "R" Us

Jersey City	100.0%	100.0%	21.79	236,000	66,000	170,000	-		20,014	(3)	Lowe's, P.C. Richard & Son

East Brunswick	100.0%	100.0%	16.67	427,000	254,000	173,000	-		36,187	(3)	Lowe's, Kohl's, Dick's Sporting Goods, P.C. Richard & Son,
											T.J. Maxx, LA Fitness (lease not commenced)

Union (2445 Springfield Avenue)	100.0%	100.0%	17.85	232,000	232,000	-	-		28,128	(3)	The Home Depot

Middletown	100.0%	94.9%	14.75	231,000	179,000	52,000	-		17,147	(3)	Kohl's, Stop & Shop

Woodbridge	100.0%	84.1%	22.42	226,000	86,000	140,000	-		20,393	(3)	Wal-Mart

North Plainfield	100.0%	85.0%	17.75	212,000	60,000	152,000	-		-		Costco, The Tile Shop
(ground leased through 2060)

Marlton	100.0%	100.0%	13.94	213,000	209,000	4,000	-		17,039	(3)	Kohl's (4), ShopRite, PetSmart

Manalapan	100.0%	99.3%	16.58	208,000	206,000	2,000	-		20,771	(3)	Best Buy, Bed Bath & Beyond, Babies "R" Us,
											Modell's Sporting Goods, PetSmart

East Rutherford	100.0%	100.0%	34.34	197,000	42,000	155,000	-		13,415	(3)	Lowe's

Garfield	100.0%	100.0%	21.47	195,000	46,000	149,000	-		-		Wal-Mart, Marshalls

Bordentown	100.0%	80.4%	7.25	179,000	83,000	-	96,000	*	-		ShopRite

Morris Plains	100.0%	95.9%	20.71	177,000	176,000	1,000	-		21,096	(3)	Kohl's, ShopRite (7)

Dover	100.0%	94.0%	11.82	173,000	167,000	6,000	-		12,982	(3)	ShopRite, T.J. Maxx

Delran	100.0%	7.2%	-	171,000	40,000	3,000	128,000	*	-

Lodi (Route 17 North)	100.0%	100.0%	11.92	171,000	171,000	-	-		11,197	(3)	National Wholesale Liquidators

Watchung	100.0%	96.6%	25.40	170,000	54,000	116,000	-		14,875	(3)	BJ's Wholesale Club

Lawnside	100.0%	100.0%	14.11	145,000	142,000	3,000	-		10,548	(3)	The Home Depot, PetSmart

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service			Under Development
	%	%	Annual Rent	Total	Owned by	Owned By		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)		for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Hazlet	100.0%	100.0%	$2.64	123,000	123,000	-		-	$-		Stop & Shop (7)

Kearny	100.0%	43.5%	16.31	104,000	91,000	13,000		-	-		Marshalls

Turnersville	100.0%	100.0%	6.40	96,000	89,000	7,000		-	-		Haynes Furniture

Lodi (Washington Street)	100.0%	94.1%	19.82	85,000	85,000	-		-	-		Blink Fitness, Aldi

Carlstadt (ground leased through 2050)	100.0%	100.0%	21.63	78,000	78,000	-		-	-		Stop & Shop

Paramus (ground leased through 2033)	100.0%	100.0%	42.23	63,000	63,000	-		-	-		24 Hour Fitness

North Bergen (Kennedy Boulevard)	100.0%	100.0%	26.76	62,000	6,000	56,000		-	5,031	(3)	Food Basics

South Plainfield (ground leased through 2039)	100.0%	85.9%	22.04	56,000	56,000	-		-	5,058	(3)	Staples, Party City

Englewood	100.0%	73.6%	25.14	41,000	41,000	-		-	11,673		New York Sports Club

Eatontown	100.0%	100.0%	28.09	30,000	30,000	-		-	-		Petco

East Hanover (280 Route 10 West)	100.0%	94.0%	32.00	26,000	26,000	-		-	4,490	(3)	REI

Montclair	100.0%	100.0%	23.34	18,000	18,000	-		-	2,596	(3)	Whole Foods Market

Total New Jersey				7,334,000	4,440,000	2,327,000		567,000	527,007

New York:
Poughkeepsie	100.0%	86.2%	9.07	516,000	516,000	-		-	-		Kmart, Burlington Coat Factory, ShopRite, Hobby Lobby,
											Christmas Tree Shops, Bob's Discount Furniture

Bronx (Bruckner Boulevard)	100.0%	90.5%	21.05	501,000	387,000	114,000		-	-		Kmart, Toys "R" Us, Marshalls, Old Navy, Gap

Buffalo (Amherst)	100.0%	100.0%	8.94	311,000	242,000	69,000		-	-		BJ's Wholesale Club, T.J. Maxx, Toys "R" Us,
											LA Fitness (lease not commenced), Home Goods

Huntington	100.0%	97.9%	14.80	328,000	209,000	119,000	(5)	-	16,444	(3)	The Home Depot (5), Kmart, Marshalls, Old Navy, Petco

Rochester	100.0%	100.0%	-	205,000	-	205,000		-	4,327	(3)	Wal-Mart

Mt. Kisco	100.0%	100.0%	22.35	189,000	72,000	117,000		-	27,973		Target, A&P

Freeport (437 East Sunrise Highway)	100.0%	100.0%	18.61	173,000	173,000	-		-	21,096	(3)	The Home Depot, Staples

Rochester (Henrietta)	100.0%	96.2%	3.81	165,000	158,000	7,000		-	-		Kohl's
(ground leased through 2056)

Staten Island	100.0%	88.2%	23.77	165,000	165,000	-		-	17,000		Western Beef, Planet Fitness

Albany (Menands)	100.0%	74.0%	9.00	140,000	140,000	-		-	-		Bank of America

New Hyde Park (ground and building	100.0%	100.0%	18.73	101,000	101,000	-		-	-		Stop & Shop
leased through 2029)

Inwood	100.0%	76.9%	18.90	100,000	100,000	-		-	-		Stop & Shop

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			In Service			Under Development
	%	%	Annual Rent	Total		Owned by	Owned By		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		Company	Tenant (2)		for Lease		(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
West Babylon	100.0%	80.1%	$17.23	79,000		79,000	-		-		$-		Best Market, Rite Aid

Bronx (1750-1780 Gun Hill Road)	100.0%	90.7%	32.27	77,000		77,000	-		-		-		Aldi, Planet Fitness

Queens	100.0%	100.0%	37.31	56,000		56,000	-		-		-		New York Sports Club, Devry

Commack	100.0%	100.0%	21.45	47,000		47,000	-		-		-		PetSmart, Ace Hardware
(ground and building leased through 2021)

Dewitt	100.0%	100.0%	20.46	46,000		46,000	-		-		-		Best Buy
(ground leased through 2041)

Freeport (240 West Sunrise Highway)	100.0%	100.0%	20.28	44,000		44,000	-		-		-		Bob's Discount Furniture
(ground and building leased through 2040)

Oceanside	100.0%	100.0%	27.83	16,000		16,000	-		-		-		Party City

Total New York				3,259,000		2,628,000	631,000		-		86,840

Pennsylvania:
Allentown	100.0%	90.3%	15.23	554,000	(5)	270,000	284,000	(5)	-		29,588	(3)	Wal-Mart (5), Burlington Coat Factory, Giant Food,
													T.J. Maxx, Dick's Sporting Goods, Petco

Wilkes-Barre (461 - 499 Mundy Street)	100.0%	100.0%	13.12	329,000	(5)	204,000	125,000	(5)	-		19,736		Target (5), Bob's Discount Furniture, Babies "R" Us,
													Ross Dress for Less, Marshalls, Petco

Lancaster	100.0%	82.1%	15.33	228,000		58,000	170,000		-		5,328	(3)	Lowe's, Sleepy's

Bensalem	100.0%	98.9%	11.54	185,000		177,000	8,000		-		14,686	(3)	Kohl's, Ross Dress for Less, Staples, Petco

Broomall	100.0%	100.0%	11.09	169,000		147,000	22,000		-		10,548	(3)	Giant Food (4), Planet Fitness, A.C. Moore, PetSmart

Bethlehem	100.0%	95.3%	7.30	167,000		164,000	3,000		-		5,517	(3)	Giant Food, Petco

York	100.0%	100.0%	9.49	111,000		111,000	-		-		5,139	(3)	Ashley Furniture, Tractor Supply Company, Petco, Aldi

Glenolden	100.0%	100.0%	25.84	102,000		10,000	92,000		-		6,761	(3)	Wal-Mart

Wilkes-Barre (645 Kidder Street)	100.0%	100.0%	6.53	81,000		41,000	-		40,000	*	-		Ollie's Bargain Outlet
(ground and building leased through 2014)

Wyomissing	100.0%	93.2%	15.56	76,000		76,000	-		-		-		LA Fitness, PetSmart
(ground and building leased through 2065)

Springfield	100.0%	100.0%	20.90	41,000		41,000	-		-		-		PetSmart
(ground and building leased through 2025)

Total Pennsylvania				2,043,000		1,299,000	704,000		40,000		97,303

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
California:
Colton (1904 North Rancho Avenue)	100.0%	100.0%	$4.44	73,000	73,000	-	-	$-		Stater Brothers

San Francisco (2675 Geary Street)	100.0%	100.0%	50.34	55,000	55,000	-	-	-		Best Buy
(ground and building leased through 2043)

Signal Hill	100.0%	100.0%	24.08	45,000	45,000	-	-	-		Best Buy

Vallejo	100.0%	100.0%	17.51	45,000	45,000	-	-	-		Best Buy
(ground leased through 2043)

Riverside (5571 Mission Boulevard)	100.0%	100.0%	4.97	39,000	39,000	-	-	-		Stater Brothers

Walnut Creek (1149 South Main Street)	100.0%	100.0%	45.11	29,000	29,000	-	-	-		Barnes & Noble

Walnut Creek (Mt. Diablo)	95.0%	100.0%	70.00	7,000	7,000	-	-	-		Anthropologie

Total California				293,000	293,000	-	-	-

Massachusetts:
Chicopee	100.0%	100.0%	-	224,000	-	224,000	-	8,195	(3)	Wal-Mart

Springfield	100.0%	97.8%	16.39	182,000	33,000	149,000	-	5,653	(3)	Wal-Mart

Milford	100.0%	100.0%	8.01	83,000	83,000	-	-	-		Kohl's
(ground and building leased through 2019)

Cambridge	100.0%	100.0%	21.83	48,000	48,000	-	-	-		PetSmart, Modell's Sporting Goods
(ground and building leased through 2033)

Total Massachusetts				537,000	164,000	373,000	-	13,848

Maryland:
Baltimore (Towson)	100.0%	100.0%	16.28	155,000	155,000	-	-	15,416	(3)	Shoppers Food Warehouse, h.h.gregg, Staples,
										Home Goods, Golf Galaxy

Annapolis	100.0%	100.0%	8.99	128,000	128,000	-	-	-		The Home Depot
(ground and building leased through 2042)

Glen Burnie	100.0%	90.5%	10.56	121,000	65,000	56,000	-	-		Gavigan's Home Furnishings, Pep Boys

Rockville	100.0%	98.1%	23.80	94,000	94,000	-	-	-		Regal Cinemas

Wheaton	100.0%	100.0%	14.94	66,000	66,000	-	-	-		Best Buy
(ground leased through 2060)

Total Maryland				564,000	508,000	56,000	-	15,416

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)		Major Tenants
RETAIL PROPERTIES (Continued):
Connecticut:
Newington	100.0%	100.0%	$18.61	188,000	29,000	159,000	-	$11,089	(3)	Wal-Mart, Staples

Waterbury	100.0%	68.8%	16.45	148,000	143,000	5,000	-	13,793	(3)	ShopRite

Total Connecticut				336,000	172,000	164,000	-	24,882

Michigan:
Roseville	100.0%	100.0%	5.51	119,000	119,000	-	-	-		JCPenney

Battle Creek	100.0%	-	-	47,000	47,000	-	-	-

Midland (ground leased through 2043)	100.0%	84.4%	9.21	31,000	31,000	-	-	-		PetSmart

Total Michigan				197,000	197,000	-	-	-

Virginia:
Norfolk	100.0%	100.0%	6.44	114,000	114,000	-	-	-		BJ's Wholesale Club
(ground and building leased through 2069)

Tyson's Corner	100.0%	100.0%	39.13	38,000	38,000	-	-	-		Best Buy
(ground and building leased through 2035)

Total Virginia				152,000	152,000	-	-	-

Illinois:
Lansing	100.0%	100.0%	10.00	47,000	47,000	-	-	-		Forman Mills

Arlington Heights	100.0%	100.0%	9.00	46,000	46,000	-	-	-		Value City Furniture
(ground and building leased through 2043)

Chicago	100.0%	100.0%	12.03	41,000	41,000	-	-	-		Best Buy (7)
(ground and building leased through 2051)

Total Illinois				134,000	134,000	-	-	-

Texas:
San Antonio	100.0%	100.0%	10.63	43,000	43,000	-	-	-		Best Buy
(ground and building leased through 2041)

Ohio:
Springdale	100.0%	-	-	47,000	47,000	-	-	-
(ground and building leased through 2016)

Tennessee:
Antioch	100.0%	100.0%	7.66	45,000	45,000	-	-	-		Best Buy (7)

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)	Major Tenants
RETAIL PROPERTIES (Continued):
South Carolina:
Charleston	100.0%	100.0%	$14.19	45,000	45,000	-	-	$-	Best Buy
(ground leased through 2063)

Wisconsin:
Fond Du Lac	100.0%	100.0%	7.83	43,000	43,000	-	-	-	PetSmart
(ground leased through 2073)

New Hampshire:
Salem	100.0%	100.0%	-	37,000	-	37,000	-	-	Babies "R" Us
(ground leased through 2102)

Kentucky:
Owensboro	100.0%	100.0%	7.66	32,000	32,000	-	-	-	Best Buy
(ground and building leased through 2046)

Iowa:
Dubuque	100.0%	100.0%	9.90	31,000	31,000	-	-	-	PetSmart
(ground leased through 2043)

Total Strip Shopping Centers		93.7%	$16.38	15,172,000	10,273,000	4,292,000	607,000	$765,296

Vornado's Ownership Interest		93.7%	$16.37	14,745,000	10,273,000	3,865,000	607,000	$765,296

REGIONAL MALLS:
Monmouth Mall, Eatontown, NJ	50.0%	92.5%	$35.29	(6)	1,463,000	(5)	851,000	612,000	(5)	-	$168,117	Macy's (5), JCPenney (5), Lord & Taylor, Boscov's,
												Loews Theatre, Barnes & Noble, Forever 21

Springfield Town Center, Springfield, VA	100.0%	100.0%	16.48	(6)	1,374,000	(5)	291,000	390,000	(5)	693,000	-	Macy's, JCPenney (5), Target (5)
												Dick's Sporting Goods (lease not commenced),
												Regal Cinema (lease not commenced),
												LA Fitness (lease not commenced),
												Hennes & Mauritz (lease not commenced),
												Forever 21 (lease not commenced)

Bergen Town Center - West, Paramus, NJ	100.0%	99.4%	43.39	(6)	952,000		921,000	31,000		-	300,000	Target, Century 21, Whole Foods Market, Marshalls,
												Nordstrom Rack, Saks Off 5th, Home Goods, Old Navy,
												Hennes & Mauritz, Neiman Marcus Last Call Studio,
												Bloomingdale's Outlet, Nike Factory Store, Blink Fitness

Montehiedra, Puerto Rico	100.0%	91.0%	36.22	(6)	542,000		542,000	-		-	120,000	The Home Depot, Kmart, Marshalls, Caribbean Theatres,
												Tiendas Capri, Nike Factory Store

Las Catalinas, Puerto Rico	100.0%	91.9%	58.09	(6)	494,000	(5)	355,000	139,000	(5)	-	-	Kmart, Sears (5)

Total Regional Malls		94.9%	$41.40		4,825,000		2,960,000	1,172,000		693,000	$588,117

Vornado's Ownership Interest		95.4%	$42.82		3,337,000		2,534,000	110,000		693,000	$504,059

RETAIL PROPERTIES SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands)	Major Tenants

Total Retail Properties		93.9%		19,997,000	13,233,000	5,464,000	1,300,000	$1,353,413

Vornado's Ownership Interest		94.0%		18,082,000	12,807,000	3,975,000	1,300,000	$1,269,355

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

(2) Owned by tenant on land leased from the company.

(3) These encumbrances are cross-collateralized under a blanket mortgage in the amount of $613,914 as of June 30, 2014.

(4) The lease for these former Bradlees locations is guaranteed by Stop & Shop.

(5) Includes square footage of anchors who own the land and building.

(6) Weighted Average Annual Rent PSF shown is for mall tenants only.

(7) The tenant has ceased operations at these locations but continues to pay rent.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
555 CALIFORNIA STREET:
555 California Street	70.0%	97.0%	$60.07	1,502,000	1,502,000	-	$600,000	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation, Fenwick & West LLP

315 Montgomery Street	70.0%	94.0%	45.55	231,000	231,000	-	-	Bank of America, Regus (lease not commenced)

345 Montgomery Street	70.0%	100.0%	96.90	64,000	64,000	-	-	Bank of America

Total 555 California Street		96.8%	$59.51	1,797,000	1,797,000	-	$600,000

Vornado's Ownership Interest		96.8%	$59.51	1,258,000	1,258,000	-	$420,000

The MART:
Illinois:
The Mart, Chicago	100.0%	94.4%	$34.80	3,559,000	3,559,000	-	$550,000	American Intercontinental University (AIU), Steelcase,
								Baker, Knapp & Tubbs, Motorola Mobility (owned by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Chicago Teachers Union, Publicis Groupe,
								Office of the Special Deputy Receiver, Holly Hunt Ltd.,
								Razorfish, TNDP, The Mart Headquarters,
								Chicago School of Professional Psychology

Other	50.0%	100.0%	31.73	19,000	19,000	-	23,046

Total Illinois		94.4%	34.78	3,578,000	3,578,000	-	573,046

Total The Mart		94.4%	$34.78	3,578,000	3,578,000	-	$573,046

Vornado's Ownership Interest		94.4%	$34.78	3,569,000	3,569,000	-	$561,523

WAREHOUSES:
NEW JERSEY
East Hanover - 5 Buildings	100.0%	45.6%	$4.35	942,000	942,000	-	$-	Foremost Groups Inc., Fidelity Paper & Supply Inc.,
								Consolidated Simon Distributors Inc., Givaudan Flavors Corp.,
								Meyer Distributing Inc.

Total Warehouses		45.6%	$4.35	942,000	942,000	-	$-

Vornado's Ownership Interest		45.6%	$4.35	942,000	942,000	-	$-

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.

REAL ESTATE FUND
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	Fund	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership %	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)								Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%	100.0%	$133.91	95,000	95,000	-		Sephora, Bank of America
- Residential	100.0%	100.0%	-	51,000	51,000	-
	100.0%	100.0%	-	146,000	146,000	-	$146,000

11 East 68th Street Retail	100.0%	100.0%	737.85	9,000	9,000	-	-	Belstaff, Kent & Curwen

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	38.2%	100.0%	347.19	14,000	14,000	-		Hershey
- Office	38.2%	100.0%	37.55	220,000	220,000	-		American Management Association
	38.2%	100.0%	56.08	234,000	234,000	-	251,250

501 Broadway	100.0%	100.0%	232.43	9,000	9,000	-	20,000	Capital One

Washington, DC:
								Washington Sports, Dean & Deluca, Anthropologie,
								Pinstripes, DSW, Hennes & Mauritz,
Georgetown Park Retail Shopping Center	50.0%	100.0%	36.28	313,000	280,000	33,000	97,500	J. Crew, TJ Maxx, Forever 21

Santa Monica, CA:
								Premier Office Centers LLC, Diversified Mercury Comm,
520 Broadway	100.0%	81.6%	50.62	112,000	112,000	-	30,000	Microsoft Corporation

Culver City, CA:
								Meredith Corp., West Publishing Corp., Symantec Corp.,
800 Corporate Pointe	100.0%	57.0%	33.62	243,000	243,000	-	60,094	Syska Hennessy Group, X Prize Foundation

Miami, FL:
1100 Lincoln Road	100.0%	99.6%	104.22	127,000	127,000	-	66,000	Regal Cinema, Anthropologie, Banana Republic

Total Real Estate Fund	75.5%	85.7%		1,193,000	1,160,000	33,000	$670,844

Vornado's Ownership Interest	18.9%	85.7%		223,000	219,000	4,000	$116,705

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.